UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a -12

COUNTERPATH CORPORATION
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COUNTERPATH CORPORATION
Suite 300 - 505 Burrard Street, Box 95
Vancouver, British Columbia
Canada V7M 1X3

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

OCTOBER 1, 2008
11:00 AM VANCOUVER TIME

TO THE STOCKHOLDERS OF COUNTERPATH CORPORATION:

     NOTICE IS HEREBY GIVEN that CounterPath Corporation, a Nevada corporation, (the “Company”) will hold its Annual and Special Meeting of stockholders (the “Meeting”) on October 1, 2008 at 11:00 a.m. (Vancouver time) at the Vancouver Club, located at 915 West Hastings Street, Vancouver, British Columbia, Canada V6C 1C6.

The Meeting is being held for the following purposes:

1.

To elect Mark Bruk, Peter Charbonneau, Chris Cooper, Will Jin, Donovan Jones, Owen Matthews, Terence Matthews, Greg Pelling and Larry Timlick, as the directors of the Company for a one-year term expiring on the day of the 2009 Meeting of stockholders;

2.

To ratify the selection of BDO Dunwoody LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending April 30, 2009 and to authorize the Board of Directors to fix the remuneration of the auditors;

3.	To approve, ratify and confirm the adoption of the Employee Share Purchase Plan;

4.

To approve Terence Matthews’, the Chairman of the Board of Directors, right to vote certain shares of common stock of the Company which were issued to Wesley Clover Corporation, a company controlled by Mr. Matthews, pursuant to a non-brokered private placement of units which closed on July 31, 2008; and

5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on August 5, 2008 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. At the Meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Meeting. In addition, Valiant Trust Company (the “Trustee”), the holder of record of the series A special voting share (the “Voting Share”) of the Company as of August 5, 2008, is entitled to vote in respect of the holders of record of the series A exchangeable shares (the “Exchangeable Shares”) of our subsidiary, 6789722 Canada Inc. as of August 5, 2008. Votes cast in respect of the Exchangeable Shares will voted through the Voting Share by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to the Exchangeable Shares whose holders attend and vote in person as proxy of the Trustee at the Meeting.

     Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

     THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON

VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Terence Matthews
Terence Matthews
Chairman of the Board
Dated: August 5, 2008

COUNTERPATH CORPORATION
Suite 300 - 505 Burrard Street, Box 95
Vancouver, British Columbia
Canada V7M 1X3

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

     The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual and Special Meeting of stockholders (the “Meeting”) to be held on October 1, 2008 at 11:00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about August 28, 2008 to all holders of record of shares of our common stock (the “Common Stock”), and to Valiant Trust Company (the “Trustee”), the holder of record of the series A special voting share (the “Voting Share”) of our company, and to the holders of record of the series A exchangeable shares (the “Exchangeable Shares”) of our subsidiary, 6789722 Canada Inc., being all of the stockholders entitled to vote at the Meeting. The Meeting will be held at the Vancouver Club, located at 915 West Hastings Street, Vancouver, British Columbia, Canada V6C 1C6.

Who Can Vote

     You are entitled to vote if you were a holder of record of shares of our common stock (the “Common Stock”) as of the close of business on August 5, 2008 (the “Record Date”). Your shares of Common Stock can be voted at the Meeting only if you are present in person or represented by a valid proxy. In addition, the Trustee, as the holder of record of the Voting Share as of the Record Date, is entitled to vote in respect of the holders of record of the Exchangeable Shares as of the Record Date. Votes cast in respect of the Exchangeable Shares will voted through the Voting Share by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to the Exchangeable Shares whose holders attend and vote in person as proxy of the Trustee at the Meeting.

Shares Outstanding and Quorum

     Holders of record of Common Stock, the Voting Share, and the Exchangeable Shares at the close of business on August 5, 2008, the Record Date, will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented at the Meeting will be entitled to one (1) vote on each matter properly brought before the Meeting. The Voting Share entitles the Trustee to one (1) vote for each Exchangeable Share outstanding as of the Record Date. Votes cast in respect of the Exchangeable Shares will be voted through the Voting Share by the Trustee acting as directed by the holders of the Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders attend and vote in person as proxy of the Trustee of the Meeting. On the Record Date, there were 28,355,236 shares of Common Stock, 369,841 Exchangeable Shares and one (1) Voting Share issued and outstanding. Each Exchangeable Share is exchangeable at any time, at the election of the holder thereof, or in certain circumstances, our company, into one (1) share of Common Stock.

     In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 10% of the shares entitled to vote, represented in person or by proxy, constitute a quorum at any meeting of stockholders.

Proxy Card and Revocation of Proxy

     Registered shareholders are entitled to vote at the Meeting. The persons named as proxyholders (the “Designated Persons”) in the enclosed form of proxy are directors and/or officers of our company.

     A shareholder has the right to appoint a person or corporation (who need not be a shareholder) to attend and act for or on behalf of that shareholder at the Meeting, other than the Designated Persons named in the enclosed form of proxy.

     To exercise this right, the shareholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person, in the blank space provided in the form of proxy.

     In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for directors and each of the proposals set out in this proxy statement and at their discretion on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

     Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Valiant Trust Company, Proxy Department, 600 - 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, facsimile: (604) 681-3067 at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

     The persons named as proxyholders in the proxy card were designated by the Board. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the Meeting, other than the designated persons in the enclosed proxy card. To exercise this right, the stockholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

     The shares of Common Stock represented by a stockholder's proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and that, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

     Holders of the Exchangeable Shares who wish to direct the Trustee to cast the votes attached to the Voting Share on their behalf should follow carefully the instructions provided by the Trustee, which accompany this proxy statement. The procedure for instructing the Trustee may differ in certain respects from the procedure for delivering a proxy, including the place for depositing the instructions and the manner for revoking instructions.

Voting of Shares

     Holders of shares of Common Stock of record on August 5, 2008 are entitled to one (1) vote for each share of Common Stock on all matters to be voted upon at the Meeting. Holders of shares of Common Stock may vote in person or by completing and mailing the enclosed proxy card. In addition, the Trustee is entitled to one (1) vote for each Exchangeable Share outstanding as of the Record Date on each matter to be voted upon at the Meeting. Votes cast in respect of the Exchangeable Shares will be voted through the Voting Share by the Trustee acting as directed by the holders of the Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders attend and vote in person as proxy of the Trustee at the Meeting. Votes with respect to the Exchangeable Shares represented by valid voting instructions received by the Trustee will be cast by the Trustee in accordance with those instructions. If a properly executed voting instruction card is not received by the Trustee from a holder of the Exchangeable Shares, the votes to which such holder is entitled will not be exercised. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

     All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares of Common Stock and the Exchangeable Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. Shares of Common Stock and the Exchangeable Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

     We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners and to the Trustee to forward to the holders of the Exchangeable Shares. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock and/or the Exchangeable Shares. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

     Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

Advice To Beneficial Stockholders

     Only registered holders of shares of Common Stock or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders are “non-registered” shareholders because the shares of Common Stock they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares of Common Stock. More particularly, a person is not a registered shareholder in respect of the shares of Common Stock which is held on behalf of that person (the “Non-Registered Holder”) but which is registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares of Common Stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators or self-administered RRSP’s, RRIF’s, RESPs and similar plans); or (b) in the name of a clearing agency (such as The CDS Clearing and Depositary Services Inc. (“CDS”)) of which the Intermediary is a participant. In accordance with the requirements as set out in National Instrument 54-101 of the Canadian Securities Administrators, we have distributed copies of the Notice of Meeting, this proxy statement and the form of proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

     Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares of Common Stock beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered

Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with our transfer agent as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of a one page pre-printed form, the proxy authorization will consist of a regular printed proxy form accompanied by a page of instructions, which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

     In either case, the purpose of this procedure is to permit a Non-Registered Holder to direct the voting of the shares of Common Stock which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the management proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

     There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

     These security holder materials are being sent to both registered and non-registered owners of shares of Common Stock. If you are a non-registered owner, and our company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

     At the Meeting, stockholders will be asked to consider four proposals: (1) the election of the Board; (2) the appointment of our independent registered public accounting firm, and the authorization for the Board to fix the remuneration of, BDO Dunwoody LLP; (3) the approval of the adoption of the Employee Share Purchase Plan; and (4) the approval of Terence Matthews’ right to vote certain shares of Common Stock issued pursuant to a non-brokered private placement of units. A summary of these proposals is as follows:

Proposal 1. Election of Directors.

     The entire Board is elected annually by the stockholders at the Meeting. The Board has selected nine nominees based upon their ability and experience. The nominees consist of Mark Bruk, Peter Charbonneau, Chris Cooper, Will Jin, Donovan Jones, Owen Matthews, Terence Matthews, Greg Pelling and Larry Timlick. All of the nominees with the exception of Peter Charbonneau and Will Jin are currently serving as directors of our company.

     The Board recommends that you vote FOR the election of the nominees as directors of our company.

Proposal 2. Appointment of Independent Accountants.

     The Audit Committee has nominated BDO Dunwoody LLP, Chartered Accountants, to serve as our independent registered public accounting firm until the next annual meeting in 2009. BDO Dunwoody LLP provided audit and tax services for the fiscal years ended April 30, 2008 and 2007.

     Representatives of BDO Dunwoody LLP will be present at the Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders.

     The Board recommends that you vote FOR approval of BDO Dunwoody LLP as the independent registered public accounting firm for our company and for the authorization for the Board to fix the remuneration of BDO Dunwoody LLP.

Proposal 3. Approval of Employee Share Purchase Plan

     On July 24, 2008, the Board adopted the Employee Share Purchase Plan (the “ESPP”), subject to and effective upon receipt of all necessary regulating and other approvals. The purpose of the ESPP is to give our employees access to another equity participation vehicle by way of an opportunity to purchase shares of Common Stock through payroll deductions and encourage them to use their combined efforts to improve our profits through increased sales, reduction of costs and increased efficiency. Pursuant to the ESPP, 1,000,000 shares of Common Stock will be reserved for issuance under the ESPP. The shares of Common Stock purchased or issued pursuant to the ESPP will be, at our discretion, either:

(a)

purchased from our company, at the purchase price equal to the volume weighted average closing trading price of our common shares on the TSX Venture Exchange (the “Exchange”) for the five trading days immediately preceding the end of the month in question; or

(b)	purchased through a stock broker on the open market through the facilities of the Exchange.

     The Board recommends that you vote FOR the approval, ratification and confirmation of the adoption of the ESPP.

Proposal 4. Approval of Terence Matthews’ Right to Vote the Private Placement Shares

     In connection with a non-brokered private placement of 2,433,439 units (the “Private Placement”) which closed on July 31, 2008, Wesley Clover Corporation, a company controlled by Terence Matthews, the Chairman of the Board, purchased 666,274 units, at a price of CDN$1.54 per unit, for aggregate proceeds of CDN$1,026,062. Mr. Matthews has undertaken to not vote any of the shares of Common Stock and the shares of Common Stock which may be acquired upon exercise of the common stock purchase warrants (collectively, the “Private Placement Shares”) purchased pursuant to the Private Placement until we obtain stockholder approval for Mr. Matthews to vote such shares.

     Under Exchange Policy 4.1, typically we must obtain shareholder approval of the Private Placement if the issuance of shares of Common Stock results in the creation of a new “control person”. The definition of “control person” includes any company or individual that holds more than 20% of the outstanding voting securities of our company. Mr. Matthews’ participation in the Private Placement resulted in Mr. Matthews owning more than 20% of our issued and outstanding shares of Common Stock and therefore in the creation of a new “control person” of our company.

     On or around July 31, 2008, 2008 the Exchange granted conditional approval for the Private Placement, including the sale of 666,274 units to Wesley Clover.

     The Board recommends that you vote FOR the approval of the Terence Matthews’ right to vote the Private Placement Shares.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next Meeting or until their successors are elected and qualify. The Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Donovan Jones British Columbia, Canada	President, Chief Executive Officer, Director	39	April 24, 2006(1)
Greg Pelling(1)(2) Ontario, Canada	Chief Strategy Officer, Director	55	August 2, 2007(2)
David Karp British Columbia, Canada	Chief Financial Officer, Treasurer, Secretary	43	September 7, 2006
Jason Fischl California, United States	Chief Technical Officer	39	August 29, 2005
Terence Matthews Ontario, Canada	Chairman of the Board, Director	65	August 2, 2007
Mark Bruk(3)(4) British Columbia, Canada	Vice-Chairman of the Board, Director	49	April 27, 2004
Owen Matthews(5) British Columbia, Canada	Vice-Chairman of the Board, Director	36	August 2, 2007
Chris Cooper(4)(5) British Columbia, Canada	Director	39	August 17, 2005
Larry Timlick(4)(5) British Columbia, Canada	Director	51	June 17, 2005
Peter Charbonneau Ontario, Canada	Nominated as Director	54	N/A
William Jin Ontario, Canada	Nominated as Director	39	N/A

(1)	Appointed President and Chief Operating Officer on April 24, 2006, Director on June 1, 2008 and President and Chief Executive Officer on April 30, 2008.
(2)	Appointed Chief Executive Officer on August 2, 2007 and Chief Strategy Officer on April 30, 2008.
(3)	Chief Executive Officer between April 27, 2004 and August 2, 2007.
(4)	Member of our Audit Committee.
(5)	Member of our Compensation Committee.

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

     Our current bylaws provide for a board of directors of between one and ten directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected by a plurality of votes at each Meeting, continuing in office until the next Meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a board of seven directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

     During fiscal 2008, the Board had four formal meetings and all of the directors attended at least 75% of the total number of meetings of the Board and committees on which they served.

     We have not adopted a formal policy with respect to the members of our Board attending our Meeting. We did not hold an Meeting last year.

Nominees for Election

     The entire board of directors is elected annually by the stockholders at the Meeting. The Board has selected nine nominees based upon their ability and experience. The nominees consist of Mark Bruk, Peter Charbonneau, Chris Cooper, Will Jin, Donovan Jones, Owen Matthews, Terence Matthews, Greg Pelling and Larry Timlick. All of the nominees, with the exception of Peter Charbonneau and Will Jin are currently serving as directors of our company. The Board recommends that you vote FOR each of the nominees.

     Set forth below is biographical information for each person nominated for election to the Board.

     Donovan Jones

     Mr. Jones is a director of our company, has been our President and Chief Executive Officer since April 30, 2008 and was President and Chief Operating Officer since April 2006. Between May 2005 and April 2006, he was our company’s Vice President of Sales. Prior to this, from February 2005 and June 2005, Mr. Jones was with a boutique investment banking firm, where he was responsible for sourcing and executing transactions for mid-market private companies. From May 1996 to October 2004, with TELUS Communications, Canada’s second largest Telecommunications company, Mr. Jones held increasingly senior positions in Corporate Development and Client Solutions, which had him involved in planning and executing a series of merger, acquisition and divestiture activities in the Telecommunications, Application Development and Data Network Integration space. Additionally, Mr. Jones was involved with the strategic planning process for businesses focused on Application and Web Development, Hosting, Human Resources, Supply Operations and Sales Efficiency; Mr. Jones’ efforts with TELUS culminated in his position of Director/Chief Operating Officer Marketing with responsibility for a business unit focused on the selling, implementing and management of Enterprise voice, data and IP infrastructure. Prior to this, Mr. Jones consulted on strategy, process improvement, human resource strategy, and funding for several software and high technology companies. Mr. Jones holds a Masters in Business Administration from the University of Calgary and an Economics degree from the University of Alberta.

     Terence Matthews

     Mr. Matthews is our Chairman of the Board and a director of our company. Mr. Matthews also serves as Chairman of Wesley Clover Corporation and Chairman of Mitel Networks Corporation and March Networks Corporation, two companies active in developing IP systems for enterprise applications. Prior to joining March Networks, Mr. Matthews served as Chief Executive Officer and Chairman of Newbridge Networks Corporation, a company he founded in 1986. Providing leadership and vision for 14 years, Mr. Matthews helped Newbridge become a leader in the worldwide data networking industry. In 1972, before launching Newbridge, Mr. Matthews co-founded Mitel Corporation. Under his leadership, Mitel grew quickly to become a world leader in the design and manufacture of enterprise voice systems and products. In 1985, British Telecom bought controlling interest in Mitel. In 2001, Mr. Matthews purchased the worldwide Communications Systems division of Mitel, and the Mitel name, and is now owner and non-executive Chairman of Mitel Corporation, a company focused on providing next generation IP telephony solutions for broadband networks. Mr. Matthews also serves on the board of directors for a number of high technology companies and is Chairman or serves on the Board of Directors of Newport Networks Corporation, Bridgewater Systems Corporation, Dragonwave Inc. and Solace Systems. In addition Mr. Matthews holds an honours degree in electronics from the University of Wales, Swansea and is a Fellow of the Institute of Electrical Engineers and of the Royal Academy of Engineering. He has been awarded honorary doctorates by several universities, including the University of Wales, Glamorgan and Swansea, and Carleton University in Ottawa. In 1994, he was appointed an Officer of the Order of the British Empire, and in the 2001 Queen’s Birthday Honours, he was awarded a Knighthood.

     Mark Bruk

     Mr. Bruk is a founder and a director of our company, our Vice-Chairman of the Board, and was the Chief Executive Officer from October 2002 to August 2, 2007. Mr. Bruk has been involved primarily in software development over the past 20 years. In May 1998, he founded, and was the Chief Executive Officer, of eduverse.com (formerly known as Eduverse Accelerated Learning Systems Inc.) where he had overall control of the company’s development and direction, and also managed operations in Asia. eduverse.com signed agreements with the Ministry of Education, China, the Ministry of Education, Malaysia, the Ministry of University Affairs, Thailand, AOL, StarTV, Sina, ZapMe, Acer, eHola, The Star (Malaysia), and Proctor and Gamble Manufacturing (Thailand) Co., Ltd. Prior to founding eduverse.com, Mr. Bruk served as Vice President of applications and subsequently Vice President of research & development for InMedia Presentations, Inc., a multimedia software company. Under Mr. Bruk’s initiative and management, InMedia developed the world’s first web-based 100% pure HTML slide show player and also the world’s first 100% pure Java slide show player. InMedia’s software was bundled with digital cameras manufactured by Casio, Nikon, Olympus and Kodak.

     Owen Matthews

     Mr. Matthews is our Vice-Chairman of the Board and a director of our company. Mr. Matthews also currently serves as the Executive Vice-President of Wesley Clover Corporation, an investment management company. Between October 1998 and August 2, 2007, Mr. Matthews was Chief Executive Officer of NewHeights Software Inc. In this capacity, Mr. Matthews was responsible for NewHeights’ overall corporate growth and ensuring that the company delivers the most evolved personal communications management solutions in the industry. Mr. Matthews was active in driving the NewHeights’ sales process, both domestically and internationally, and regularly engaged in technology strategy sessions with carriers, customer-premise equipment vendors and PC equipment manufacturers. In 1998, Mr. Matthews co-founded NewHeights in response to the emerging shift towards the development of commercial IP Telephony systems. Foreseeing the widespread adoption of IP PBXs and hosted IP Centrex, Mr. Matthews launched NewHeights to develop an intuitive, next- generation software client that would bring together the power of both the telephony and data networks in an intuitive graphic interface. Mr. Matthews has been extensively involved in the business of telecommunications and delivering innovation to market for over a decade and is also the son of Terence Matthews, founder of Mitel Networks and NewBridge Networks. Mr. Matthew’s business and technology acumen was in part seasoned under various Matthews’ business holdings, including NewBridge Networks and the Wesley Clover Corporation and its portfolio of technology corporations.

     Greg Pelling

     Mr. Pelling is currently our Chief Strategy Officer and a director of our company. Mr. Pelling is a 20-year technology and IT industry veteran, whose career includes Senior Industry Partner at PricewaterhouseCoopers (“PwC”) and as part of Cisco Systems Inc.’s strategic leadership team. Prior to joining our company in August 2007 as Chief Executive Officer, Mr. Pelling was the President of NewHeights Software Corporation and was responsible for leading the company in corporate strategy, business development, product innovation, market gains and profitability commitments. Prior to joining NewHeights, Mr. Pelling was Global Managing Director, Advanced IT Services of Cisco Systems, Inc. where he was responsible for delivering new business and building out the company’s Global Development Centers; prior to which he was Managing Director, Asia Pacific/Japan, Internet Business Solutions Group of Cisco Systems from January 2001 to August 2004. As the Managing Director Asia Pacific and Japan for Cisco Systems Internet Business Solutions Group, he was an advisor to governments and Fortune 500 corporations where he provided strategic advice on creating competitive advantage from IT and the Internet to the top corporations and governments in the region. Before joining Cisco, he was Executive Director, Partner and Senior Industry Partner at PwC from 1995 to 2001. Prior to joining PwC, Mr. Pelling held executive positions in several Canadian companies including Intergraph, SHL Systemhouse, Wang Labs and Richmond Technologies. Prior to Cisco, he was Asia’s Senior Partner for PwC’s Technology Consulting Practice. Considered a thought leader, Mr. Pelling is also the author of “Cisco Net Impact: Competitive Advantage from Internet Innovators in Asia Pacific and Japan.” Mr. Pelling is a graduate of the University of British Columbia and holds an Executive Master’s in Business Administration in International Management.

     Chris Cooper

     Mr. Cooper is a director of our company. Mr. Cooper has ten years of experience in management and finance in the oil and gas industry. Over the past nine years Mr. Cooper has successfully raised funds primarily through brokered and non-brokered equity issues as well as debt financing. Since April 2003, Mr. Cooper has been the President, Chief Executive Officer and founder of Northern Sun Exploration Company Inc., a junior oil and gas producer. In 2000, Mr. Cooper co-founded Choice Resources Corp., an intermediate oil and gas producer where he acts as a director. He is a co-founder and member of the board of directors of Watch Resources Ltd., a public gas producer in a joint venture with the Fishing Lake Métis Settlement in northern Alberta, as well as a co-founder and current board member of Banks Energy Inc., a public oil and gas producer in a joint venture with the Poundmaker Cree First Nation of Saskatchewan. He is a former member of the board of directors of Pan-Global Energy, a public oil and gas producer in a joint venture partnership with the Onion Lake First Nation of Saskatchewan. He acted as the Chief Financial Officer and Treasurer for Velvet Exploration Ltd. in its start-up phase, and assisted it in raising early stage financing. Mr. Cooper also sits on the board of directors of Healthscreen Solutions Incorporated, a provider of electronic health records software and connectivity solutions that promote efficiency, lower practice costs and improve patient care. Mr. Cooper received his Bachelor of Arts from Hofstra University and his Master’s in Business Administration from Dowling College, both in New York State.

     Larry Timlick

     Mr. Timlick has extensive knowledge of the enterprise and service provider markets with over 23 years of technical sales and management experience and has been a director of our company since June 2005. Mr. Timlick has been Vice President of Corporate Planning since November 2006 for the Kingsway Group of Companies, a corporate vehicle for real estate investments. Mr. Timlick acted as interim President of our company between June 2005 and August 2005. Between 1991 and 2004, Mr. Timlick was with Cisco Systems Canada. While with Cisco Systems Canada, Mr. Timlick was responsible for developing a sales region for TELUS, a major telecommunications carrier in Canada, which was named Region of the Year, Americas International in FY 2004. Mr. Timlick gained many accomplishments with Cisco Systems including: Top Americas International Performer –Regional Manager FY 2000; Highest Regional Percentage of Goal – Americas International FY 2000; Top Canadian Regional Performance FY 2001 – Western Region Service Providers; and Top Customer Satisfaction Americas International FY 2002. As the first Cisco Systems employee in Western Canada, Mr. Timlick expanded the business and opened offices in Vancouver, Calgary, Edmonton, Regina and Winnipeg. Mr. Timlick has also held management positions with AT&T Canada and Telex/Tulsa Computer Products. Mr. Timlick is also a director of Stage Capital Corp, a publicly traded investment vehicle.

     Peter Charbonneau

     Mr. Charbonneau is a principal of SkyPoint Capital Corporation, a venture capital company focused on communications and information technology, since 2001. Prior to Skypoint, Mr. Charbonneau was a senior executive with Newbridge Networks Corporation, where he played a key role during the company’s period of growth. He joined Newbridge in its early days as chief financial officer and over the next 13 years was promoted to the positions of Executive Vice-President, President and Chief Operating Officer, and Vice-Chairman. He was also a member of the company’s board of directors from 1996 until 2000. As the Chief Financial Officer of Newbridge, he led the company’s successful cross-border IPO in 1989 and its second cross-border offering three years later. As Vice-Chairman, he focused on enhancing the company's relations with key external stakeholders. While at Newbridge, Mr. Charbonneau was instrumental in establishing the company’s Affiliates Program and was involved in the funding of more than 40 affiliate companies and representing Newbridge as a board member for many of these affiliates. Mr. Charbonneau is a member of the Institute of Chartered Accountants of Ontario. In June 2003, he was elected a Fellow of the Institute in recognition of his outstanding career achievements and leadership contributions to the community and his profession. He holds a Bachelor of Science from the University of Ottawa and a Master’s in Business Administration degree from the Richard Ivey School of Business.

     William Jin

     Mr. Jin joined Covington Capital, one of Canada’s largest providers of venture capital investment funds in November 2002 and his responsibilities include the assessment, execution and management of existing investments. Mr. Jin focuses on transactions in the software, service, distribution, and manufacturing sectors. He represents Covington on the board of directors of a number of investee companies and is currently involved with the following investments: Software Innovations Inc., MoProducts Inc., NexGen Financial, Gatehouse Capital Inc., and GreenArm Development Partners Inc. Prior to joining Covington, Mr. Jin was a partner with a Toronto based investment banking boutique, with over 11 years financial industry experience specializing in M&A advisory and valuations. He holds an HBA and a Master’s in Business Administration degree from the Richard Ivey School of Business. Mr. Jin is a Chartered Financial Analyst and a member of the Toronto Society of Financial Analysts.

Family Relationships

     Except as set forth below, there are no family relationships among our directors or our executive officers.

     Owen Matthews, our Vice-Chairman of the Board is the son of Terence Matthews, our Chairman of the Board.

Involvement in Certain Legal Proceedings.

     Our directors, nominees, executive officers and control persons have not been involved in any of the following events during the past five years:

  any bankruptcy petition filed by or against any business of which such person was an executive officer either at the time of the bankruptcy or within two years prior to that time;

  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

  being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Legal Proceedings

     We are not involved as a plaintiff in any material proceeding or pending litigation where such claims or action involves damages for a value of more than 10% of our assets as of April 30, 2008, or any proceeding in which any of our company's directors, officers, or affiliates, or any registered or beneficial stockholders of more than 5% of any class of our voting securities, or any associate of such person, is an adverse party or has a material interest adverse to our company or any of our subsidiaries.

Corporate Cease Trade Orders

     To the best of our company’s knowledge, no proposed director has, within 10 years before the date of this proxy statement, been a director or officer of any company that, while that person was acting in that capacity, (i) was the subject of a cease trade or similar order or an order that denied that person or company access to any exemption under securities legislation for a period of more than 30 consecutive days, or (ii) was subject to an event that resulted, after the director or officer ceased to be a director or officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days.

Bankruptcies

     To the best of our management’s knowledge, no proposed director has, within 10 years before the date of this proxy statement, been a director or officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets.

Vote Required and Board Recommendation

     The election of directors will be determined by a plurality of the votes cast at the Meeting.

THE BOARD RECOMMENDS
THAT YOU VOTE FOR EACH OF THE NOMINEES.

TRANSACTIONS WITH RELATED PERSONS

     No director, nominee, executive officer, principal shareholder holding at least 5% of our shares of Common Stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, since May 1, 2007, the beginning of our last fiscal year, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years other than the following:

     Our Chairman of the Board is the Chairman and founding shareholder of Mitel Networks Corporation. NewHeights Software Corporation entered into a distribution agreement with Mitel on June 15, 2004 and amended such agreement on August 7, 2007. NewHeights was acquired by our company on August 2, 2007 and was amalgamated on February 5, 2008 with our company’s wholly-owned subsidiary, CounterPath Solutions R&D Inc. under the name CounterPath Technologies Inc. The distribution agreement with Mitel renews automatically for one-year periods and contains termination rights of both parties. Under the terms of the distribution agreement, we earn a specified fee from Mitel based on the number of product licenses sold to Mitel. In addition, under an existing agreement with Mitel dated April 1, 2006, we received royalties of $0.52 (CDN$0.50) for each phone product sold by Mitel prior April 1, 2011, with session initiation protocol technology up to a maximum of approximately $1,362,100 (CDN$1,300,000). Our software revenue for the year ended April 30, 2008, pursuant to the terms of these agreements, was $2,026,557 (2007 - $nil). Included in this amount was a payment of $400,000 for royalties earned by our company for enhancements we completed to Mitel’s session initiation protocol technology. In consideration of payment, we agreed to terminate future payment obligations of Mitel associated with the session initiation protocol technology. On July 31, 2008 we entered into a source code license agreement whereby we licensed to Mitel the source code for our Your Assistant product in consideration of a payment of $650,000. Associated with the agreement are ongoing license fees per copy deployed to be paid by Mitel over four years and declining from $12.00 to $7.50 per copy after two years and declining from $7.50 to nil after four years. In addition, the agreement provides Mitel with a first right to match any third party offer to purchase the source code software and related intellectual property.

     In connection with the acquisition of NewHeights, Wesley Clover Corporation, a company controlled by Terence Matthews, the Chairman of the Board, completed private placements in our company of $1.5 million, $1.0 million and $1.0 million on November 2, 2007, February 2, 2008 and March 2, 2008, respectively, under which we issued an aggregate of 1.75 million shares of Common Stock at $2.00 per share. In connection with a non-brokered private placement of 2,433,439 units which closed on July 31, 2008, Wesley Clover Corporation, purchased 666,274 units, at a price of CDN$1.54 (US$1.50) per unit, for aggregate proceeds of CDN$1,026,062 (US$1,000,000). Each unit consisted of one share of common stock and one-half of one non-transferable common share purchase warrant. Each whole warrant entitles the holder to purchase one share of common stock at a price of $2.25 for a period of two years from the closing of the private placement.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended April 30, 2008 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Greg Pelling	1(1)	2	Nil
Terence Matthews	2(1)(2)	8	Nil
Owen Matthews	1(1)	1	Nil
Larry Timlick	1(2)	5	Nil

(1)	The named officer, director or greater than 10% shareholder, as applicable, filed a late Form 3 – Initial Statement of Beneficial Ownership of Securities.
(2)	The named officer, director or greater than 10% shareholder, as applicable, failure to file a Form 4 – Statement of Changes in Beneficial Ownership of Securities.

CORPORATE GOVERNANCE

     The Exchange requires every listed company to disclose on an annual basis its approach to corporate governance. Exchange Policy 3.1 requires us to disclose certain corporate governance information as is set out in Form 58-101F2 Corporate Governance Disclosure (Venture Issuers), which came into effect on June 30, 2005. A description of our approach to corporate governance, with our responses to the Form 58-101F2 Corporate Governance Disclosure (Venture Issuers), is set out in Exhibit A attached hereto.

     We currently act with seven directors, consisting of Mark Bruk, Chris Cooper, Donovan Jones, Owen Matthews, Terence Matthews, Greg Pelling and Larry Timlick. We have determined that Chris Cooper is, and as of August 31, 2008, Larry Timlick will be, an independent director as defined by Rule 4200(a)(15) of the Rules of Nasdaq Marketplace Rules.

COMMITTEES OF THE BOARD OF DIRECTORS

     We currently act with a standing Audit Committee and Compensation Committee. We do not have a standing nominating committee or corporate governance committee but our entire board of directors acts as our nominating and corporate governance committee. If any stockholder seeks to nominate a director or bring any other business at any meeting of our stockholders, the stockholder must comply with the procedures contained in our bylaws and the stockholder must notify us in writing and such notice must be delivered to or received by the Secretary of our company in accordance with Rule 14a-8 of the Exchange Act. A stockholder may write to the Secretary of our company at our principal executive office, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

AUDIT COMMITTEE

     The Audit Committee was formed in September 2007. During the year ended April 30, 2008, the Audit Committee held two meetings. The Audit Committee currently consists of Chris Cooper, Mark Bruk and Larry Timlick. Chris Cooper acts as the Audit Committee Chairman. Mr. Cooper and Mr. Timlick are also non-employee directors of our company. Chris Cooper is, and as of August 31, 2008, Larry Timlick will be, considered an independent director as defined by Rule 4200(a)(15) of the Rules of Nasdaq Marketplace Rules and Multilateral Instrument 52-110, adopted by various Canadian securities commissions. Each of the members of the Audit Committee are financially literate as defined in Multilateral Instrument 52-110. For a description of Messers. Cooper, Bruk and Timlick’s education and experience, see the section of this proxy statement entitled “Nominees for Election”.

     The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial and operating controls; to recommend annually to the Board the selection of the independent registered accountants;

to consider proposals made by the independent registered accountants for consulting work; and to report to the Board, when so requested, on any accounting or financial matters. The Board adopted a charter for the Audit Committee on December 13, 2007, a copy of which is attached hereto as Exhibit B.

     For a description of the Audit Committee's Pre-Approval Policies and Procedures and a description of fees paid to the independent registered accountants, see the section of this proxy statement entitled “Proposal 2 Ratification of Selection of Independent Auditors” or Item 14 - “Principle Accountant Fees and Services” of our Form 10-KSB filed as our Annual Information Form. Our Form 10-KSB is available on Edgar at www.sec.gov and our Annual Information Form is available on Sedar at www.sedar.com.

Audit Committee Financial Expert

     The Securities Exchange Act requires the Board to determine if a member of its Audit Committee is an “audit committee financial expert.” According to these requirements, an Audit Committee member can be designated an Audit Committee financial expert only when the Audit Committee member satisfies specified qualification requirements, such as experience (or “experience actively supervising” others engaged in) preparing, auditing, analyzing, or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with our company's financial statements. Such qualifications may be acquired through specified means of experience or education. While the Board has confidence in the ability and the effectiveness of its Audit Committee, the Board has determined that no current Audit Committee member qualifies as an Audit Committee financial expert. However, the Board believes that the current members of the Audit Committee are qualified and collectively have sufficiently extensive financial training and experience to carry out the duties and responsibilities of the Audit Committee.

AUDIT COMMITTEE DISCLOSURE

     The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended April 30, 2008.

     The Audit Committee has also discussed with BDO Dunwoody LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received and reviewed the written disclosures and the letter from BDO Dunwoody LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with BDO Dunwoody LLP their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in our Annual Report on Form 10-KSB for the year ended April 30, 2008 filed with the SEC and our proxy statement for the Meeting.

     The Audit Committee of our Board currently consists of Messrs. Cooper, Bruk and Timlick. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of our company under the Securities Act of 1933, or the Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

COMPENSATION COMMITTEE

     During the year ended April 30, 2008 there were two meetings held by the Compensation Committee. The Compensation Committee currently consists of Owen Matthews, Chris Cooper and Larry Timlick, all of whom are non-employee directors of our company. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters. The Compensation Committee was formed in September 2007. The Board adopted a charter for the Compensation Committee on November 8, 2007, a copy of which is attached hereto as Exhibit C.

CORPORATE GOVERNANCE AND DIRECTOR NOMINATIONS

     Our company does not currently have a policy with regard to the consideration of any director candidates recommended by our stockholders. The Board does not believe that it is necessary to have a policy with regard to the consideration of any director candidates recommended by stockholders as any such candidates can be appropriately evaluated by the Board. We, however, encourage stockholders to recommend candidates directly to the Secretary by sending communications to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3.

     The Board does not currently have a formal process for security holders to send communications to the Board. We, however, encourage stockholders to communicate directly with the Board by sending communications to “The Board of Directors of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     We have set forth in the following table certain information regarding the Common Stock beneficially owned on August 5, 2008 (the record date) for (i) each stockholder we know to be the beneficial owner of 5% or more of the Common Stock, (ii) each of our company's executive officers and directors, (iii) the nominees for election to the Board and (iv) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of August 5, 2008, we had 28,355,236 shares of Common Stock issued and outstanding. Accordingly, 28,355,236 shares are entitled to one (1) vote per share at the Meeting. In addition, as of August 5, 2008, there was one Voting Share and 369,841 Exchangeable Shares outstanding. The Voting Share entitles the Trustee to one vote for each Exchangeable Share outstanding as of August 5, 2008. Each Exchangeable Share is exchangeable at any time, at the election of the holder thereof, or in certain circumstances, our company, into one share of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Terence Matthews 350 Legget Drive, P.O. Box 13089 Kanata, Ontario	6,125,950 (3)	21.3%
Steven Bruk 3790 Southridge Avenue West Vancouver, BC, Canada V7V 3J1	3,746,469 (4)	12.9%
Owen Matthews 2710 Thorpe Place Victoria, BC V8R 2W4	2,277,467	8.0%
Mark Bruk Suite 302, 738 Broughton Street Vancouver, British Columbia Canada V6G 3A7	1,363,131 (5)	4.8%
Donovan Jones 2266 – 1384 Street White Rock, British Columbia Canada V3C 2G7	275,921 (6)	1.0%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Greg Pelling Suite 908-360 Bloor Street East Toronto, Ontario, M4W 3M3	266,667 (7)	**
Jason Fischl 415A Lily Street San Francisco, California United States 94102	221,530 (8)	**
David Karp 3780 Bayridge Ave. West Vancouver, British Columbia Canada V7V 3J2	135,000 (9)	**
Chris Cooper 5630 Olympic Street, Vancouver, British Columbia Canada V6N 1Z5	64,985 (10)	**
Larry Timlick 4750 The Glen West Vancouver, British Columbia Canada V7S 3C3	50,000 (11)	**
Peter Charbonneau Tower B, 830 – 555 Legget Drive Ottawa, Ontario Canada K2K 2X3	Nil	Nil
William Jin 200 Front Street West, Suite 3003 P.O. Box 10 Toronto, Ontario Canada M5V 3K2	Nil	Nil
Directors and Executive Officers as a Group	14,527,120 (12)	47.4%

** Less than 1%

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Percentage based on 28,355,236 shares of common stock outstanding on August 5, 2008, including shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of August 5, 2008 which are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)

Includes 5,468,038 shares held by Wesley Clover Corporation and 306,775 shares held by Celtic Tech Jet Limited. Also includes shares subject to stock options of a total of 18,000 shares issued on August 2, 2007 and held by Mr. Matthews that are vested and are exercisable at a price of $2.00 per common share, expiring between October 1, 2012 and February 28, 2015. Also includes 333,137 warrants held by Wesley Clover Corporation, each warrant of which entitles the holder to purchase one common share at the exercise price of $2.25 per share on or before July 31, 2010.

(4)

Includes 146,000 shares held by the spouse of Mr. Bruk and 2,000,000 shares held by KMB Trac Two Holdings Ltd. (“KMB”). Mr. Bruk’s spouse is the sole shareholder of KMB. Also includes 750,000 warrants held by KMB, each warrant of which entitles the holder to purchase one common share at the exercise price of $4.00 per share on or before November 30, 2009.

(5)

Includes 226,000 shares subject to vested stock options of a total of 339,000 shares subject to stock options issued on January 10, 2006 and held by Mr. Bruk that will be vested within 60 days of August 5, 2008, and are exercisable at a price of $1.95 per common share, expiring on January 10, 2011. Also includes 16,657 warrants, each warrant of which entitles Mr. Bruk to purchase one common share at the exercise price of $2.25 per share on or before July 31, 2010.

(6)

Includes 225,950 shares subject to vested stock options of a total of 589,000 shares subject to stock options and held by Mr. Jones that are exercisable within 60 days of August 5, 2008, including 131,250 stock options issued on June 1, 2005 and repriced on October 10, 2005 that are exercisable at $1.95 per share until October 7, 2010, 15,600 stock options issued on January 10, 2006 that are exercisable at $1.95 until January 10, 2016, 79,100 stock options issued on May 23, 2006 that are exercisable at $3.05 until May 23, 2016. Also includes 16,657 warrants, each warrant of which entitles Mr. Jones to purchase one common share at the exercise price of $2.25 per share on or before July 31, 2010.

(7)

Includes 66,667 shares subject to vested stock options of a total of 200,000 shares subject to stock options issued on August 2, 2007 and held by Mr. Pelling that will be vested within 60 days of August 5, 2008, and are exercisable at a price of $2.00 per common share, expiring on December 31, 2014. Also includes 200,000 exchangeable shares, each exchangeable share of which entitles Mr. Pelling to exchange one exchangeable share for one common share.

(8)

Includes 219,530 shares subject to vested stock options of a total of 311,880 shares subject to stock options and held by Mr. Fischl that are exercisable within 60 days of August 5, 2008, including 175,000 stock options issued on June 1, 2005 and repriced on October 10, 2005 that are exercisable at $1.95 per share until October 7, 2010, 20,800 stock options issued on January 10, 2006 that are exercisable at $1.95 until January 10, 2016 and 23,730 stock options issued on May 23, 2006 that are exercisable at $3.05 until May 23, 2016.

(9)

Includes 120,000 shares subject to vested stock options of a total of 240,000 shares subject to stock options issued on September 7, 2006 and held by Mr. Karp that will be vested within 60 days of August 5, 2008, and are exercisable at a price of $2.15 per common share, expiring on September 7, 2016. Also includes 5,000 warrants, each warrant of which entitles Mr. Karp to purchase one common share at the exercise price of $2.25 per share on or before July 31, 2010.

(10)

Includes 40,000 shares subject to vested stock options issued on September 7, 2005 and held by Mr. Cooper that are vested, and are exercisable at a price of $2.15 per common share, expiring on September 7, 2010. Also includes 8,328 warrants, each warrant of which entitles Mr. Cooper to purchase one common share at the exercise price of $2.25 per share on or before July 31, 2010.

(11)

Includes 40,000 shares subject to vested stock options issued on September 7, 2005 and held by Mr. Timlick that are vested, and are exercisable at a price of $2.15 per common share, expiring on September 7, 2010.

Changes in Control

     As of the date of this proxy statement, management had no knowledge of any arrangements which may at a subsequent date result in a change in control of our company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Except as otherwise disclosed herein, no individual who has been a director or executive officer of our company at any time since the beginning of the last financial year of our company, or any proposed management nominee for election as a director, or any associate or affiliate thereof, has any material interest, direct or indirect, by way of beneficial ownership of shares of our Common Stock or otherwise, in any matter to be acted upon at the Meeting.

     Terence Matthews, the Chairman of the Board, has a material interest in Proposal 4 – Approval of Terence Matthews’ Right to Vote the Private Placement Shares. For a description of Mr. Matthews’ interest in Proposal 4, please see the disclosure under the heading entitled “Proposal 4 – Approval of Terence Matthews’ Right to Vote the Private Placement Shares” beginning of page 27 of this proxy statement.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

     Except as otherwise disclosed herein: (a) none of our directors or executive officers; (b) no person or company who beneficially owns, directly or indirectly, shares of Common Stock or who exercises control or direction of shares of Common Stock, or a combination of both (including control through nominees and proposed directors) carrying more than 10% of the voting rights attached to the outstanding shares of Common Stock (an “Insider”); (c) no director or executive officer of an Insider; and (d) no associate or affiliate of any of the directors, executive officers or Insiders, has had any material interest, direct or indirect, in any transaction since the commencement of our most recently completed financial year or in any proposed transaction which has materially affected or would materially affect our company or any of our subsidiaries, except with an interest arising from the ownership of shares of Common Stock where such person or company will receive no extra or special benefit or advantage not shared on a pro rata basis by all holders of the same class of shares who are resident in Canada.

MANAGEMENT CONTRACTS

     No management functions of our company are performed to any substantial degree by a person other than the directors or executive officers of our company.

COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended April 30, 2008; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended April 30, 2008, who we will collectively refer to as our named executive officers, of our company for the years ended April 30, 2008 and 2007, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Other Annual Compen- sation ($)(2)	Total ($)
Donovan Jones (3) President, Chief Executive Officer and Director	2008 2007	185,634 158,323	174,512 69,847	Nil Nil	153,793 126,603	19,984 Nil	533,923 354,773
Greg Pelling (4) Chief Strategy Officer and Director	2008 2007	155,891 N/a	83,754 N/a	Nil N/a	131,113 N/a	17,914 N/a	388,672 N/a
David Karp Chief Financial Officer, Treasurer and Secretary	2008 2007	176,328 102,201	72,771 13,064	Nil Nil	96,717 62,866	Nil Nil	345,816 178,131
Jason Fischl Chief Technology Officer	2008 2007	176,187 158,340	27,090 Nil	Nil Nil	125,579 97,403	Nil Nil	328,856 255,743
David Snell (5) Vice President of Sales	2008 2007	152,427 N/a	64,802 N/a	Nil N/a	20,495 N/a	39,051 N/a	276,775 N/a

(1)

For a description of the methodology and assumptions used in valuing the option awards granted to our officers and directors during the year ended April 30, 2008, please review Note 8 to the financial statements included in our Annual Report on Form 10-KSB filed with the SEC on July 29, 2008 or our Annual Report filed on SEDAR on July 29, 2008.

(2)	The value of perquisites and other personal benefits, securities and property for the individuals included in the summary compensation table that does not exceed $10,000 is not reported herein.
(3)	Mr. Jones was appointed as our President and Chief Operating Officer effective April 24, 2006 and our President and Chief Executive Officer on April 30, 2008.
(4)	Mr. Pelling was appointed Chief Executive Officer on August 2, 2007 and continued serving as such until April 30, 2008, when he was appointed our Chief Strategy Officer.
(5)	Mr. Snell was appointed our Vice President of Sales on April 23, 2007 until April 24, 2008.

Employment Agreement with Our Named Executive Officers

     Donovan Jones entered into an employment agreement with our company dated September 13, 2007, whereby we pay to Mr. Jones CDN$198,000 per year. In addition, Mr. Jones may earn a bonus of up to 100% of his salary based upon the achievement of pre-determined objectives. Mr. Jones is also entitled to a bi-monthly expense allowance of CDN$1,000. If there is either a change of control (to the extent of at least 40.01% of the equity of our company) or the appointment of a new chief executive officer of our company other than the Mr. Jones, Mr. Jones may, without cause, terminate his employment upon 6 months' written notice to our company. Following such notice, our company will pay to Mr. Jones (i) CDN$675,000 (in addition to any applicable bonus and/or incentive in respect of the last pay periods in which such bonus and/or incentive has not yet been awarded with objectives being considered fully met); (ii) extended medical and dental insurance coverage for a period of 24 months from termination; and (iii) all options, which have not vested shall immediately vest and become exercisable.

     Greg Pelling entered into an employment agreement with our company dated September 13, 2007 and amended June 25, 2008. Mr. Pelling resigned as Chief Executive Officer and was appointed Chief Strategy Officer on April 29, 2008. Under the terms of the amended employment agreement, we pay to Mr. Pelling CDN$200,000 per year. Mr. Pelling is also entitled to a bi-monthly expense allowance of CDN$2,000. If Mr. Pelling’s employment agreement is terminated without cause we will pay to Mr. Pelling (i) CDN$95,000 and health benefits for three months should Mr. Pelling accept a position with a Wesley Clover Corporation company, or a company in which Wesley Clover has an investment (a “Wesley Clover Company”); or (ii) CDN$190,000 and health benefit insurance coverage for six months should Mr. Pelling accept a position with a company other than a Wesley Clover Company; otherwise (iii) CDN$380,000 and health benefit insurance coverage for twelve months. However, if there is either a change of control (to the extent of at least 40.01% of the equity of our company, Mr. Pelling may, without cause, terminate his employment upon one months' written notice to our company. Following such notice, our company will pay to Mr. Pelling CDN$380,000 and health benefit insurance coverage for a period of 12 months from termination. In each of the foregoing circumstances, all options, which have not vested shall immediately vest and become exercisable for a period of twelve months.

     David Karp entered into an employment agreement with our company dated September 7, 2006, whereby we appointed Mr. Karp our Chief Financial Officer. Mr. Karp’s current annual salary is CDN$180,000. Mr. Karp is also entitled to a monthly expense allowance of CDN$800. If we terminate the agreement for any reason other than for cause, we are required to pay Mr. Karp a sum equal to $120,000 in addition to any applicable bonus or compensation as set out in the Employment Agreement. In addition, for each year of employment, our company is required to pay Mr. Karp an amount equal to one month of his total compensation for each year of employment. In addition, 1/24th of the number of stock options granted, multiplied by the number of months Mr. Karp is employed with us from the date of each respective grant, is immediately vested and exercisable. In the event of a change of control or greater than 50.01% of the issued and outstanding common shares of our company, all stock options granted to Mr. Karp will become immediately vested and exercisable.

     Jason Fischl entered into an employment agreement with our company dated August 29, 2005, whereby we appointed Mr. Fischl our Chief Technology Officer. Mr. Fischl’s current salary is CDN$180,000 per year. If the Employment Agreement is terminated for any reason other than for cause, we are required to pay CDN$90,000 and the issuance of 60,000 stock options.

Outstanding Equity Awards at Fiscal Year End

     The following table summarizes the outstanding equity awards held by each named executive officer of our company as of April 30, 2008.

Option Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Donovan Jones	62,500(1) 50,000(2) 13,162(3) 64,975(4)	37,500(1) 30,000(2) 10,238(3) 70,625(4)	— — — —	$1.95 $1.95 $1.95 $3.05	October 10, 2015 October 10, 2015 January 10, 2016 May 23, 2016
Greg Pelling	66,667(5)	133,333(5)	—	$2.00	December 31, 2014
David Karp	95,000(6)	145,000(6)	—	$2.15	September 7, 2016
Jason Fischl	150,000(7) 17,550(8) 19,492(9)	90,000(7) 13,650(8) 21,188(9)	— — —	$1.95 $1.95 $3.05	October 10, 2015 January 10,2016 May 23,2016
David Snell(12)	18,333(10) 3,333(11)	— —	— —	$1.70 $2.00	May 1, 2012 August 8,2012

(1)	Granted on October 10, 2005.
(2)	Granted on October 10, 2005.
(3)	Granted on January 10, 2006.
(4)	Granted on May 23, 2006.
(5)	Granted on August 2, 2007.
(6)	Granted on September 7, 2006.
(7)	Granted on October 10, 2005.
(8)	Granted on January 10, 2006.
(9)	Granted onMay 23, 2006.
(10)	Granted on May 1, 2007
(11)	Granted on August 8, 2007.
(12)	Employment terminated on April 24, 2008.

Stock Option Grants during the year ended April 30, 2008 to Named Executive Officers

     The following table provides information as to individual grants of options to the named executive officers during the year ended April 30, 2008.

Name	Securities, Under Option Granted (#)	Percent of Total Options Granted to Employees in Financial Year	Exercise or Base Price ($/Security)	Market Value of Securities Underlying Options on Date of Grant ($/Security)	Expiration Date
Donovan Jones	Nil	Nil	N/a	Nil	N/a
Greg Pelling	200,000	13%	$2.00	Nil	December 31, 2014
David Karp	Nil	Nil	N/a	Nil	N/a
Jason Fischl	Nil	Nil	N/a	Nil	N/a
David Snell	80,000 20,000	5% 1%	$1.70 $2.00	Nil	May 1, 2012 August 8, 2012

Aggregate Option Exercises during the year ended April 30, 2008 by Named Executive Officers

     The following table provides information as to options exercised, if any, by each of the named executive officers during the year ended April 30, 2008 and the value of options held by those officers at year-end measured in terms of the last reported sale price for the shares of our common stock on April 30, 2008.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at April 30, 2008		Value of Unexercised In-the -Money Options at April 30, 2008 (1) ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Donovan Jones	Nil	Nil	190,637	148,363	Nil	Nil
Greg Pelling	Nil	Nil	66,667	133,333	Nil	Nil
David Karp	Nil	Nil	95,000	145,000	Nil	Nil
Jason Fischl	Nil	Nil	187,042	124,838	Nil	Nil
David Snell (2)	Nil	Nil	21,666	Nil	$1,833	Nil

(1)

The values for “in-the-money” options are calculated by determining the difference between the fair market value of the securities underlying the options as of April 30, 2008 ($1.80 per share on OTC Bulletin Board) and the exercise price of the individual's options.

(2)	Of the exercisable options, 18,333 options have an exercise price of $1.70.

Compensation of Directors

     During the fiscal year ended April 30, 2008, there were no standard or other arrangements pursuant to which any of our directors were compensated for services provided in their capacity as directors. During April 30, 2008, there were no options granted to our directors except as set forth below. We currently have no formal plan for compensating our directors for their services in their capacity as directors, although we may elect to issue stock options to such persons in the future. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. The Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

     The following table summarizes compensation paid to all of our non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Qualified Deferred Compensation Earnings ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Terence Matthews	Nil	Nil	24,708 (1)	N/A	N/A	N/A	24,708
Owen Matthews	Nil	Nil	Nil	N/A	N/A	N/A	Nil
Chris Cooper	Nil	Nil	Nil	N/A	N/A	N/A	Nil
Larry Timlick	Nil	Nil	Nil	N/A	N/A	N/A	Nil

(1)

Terence Matthews’ stock options in NewHeights Software Inc. were replaced with an equal number of stock options in our company on August 2, 2007, when our company completed the acquisition of NewHeights Software.

EQUITY COMPENSATION PLAN INFORMATION

     We adopted our current stock option plans, entitled the 2004 Stock Option plan on May 18, 2004 and the Third Amended and Restated 2005 Stock Option Plan on February 1, 2008. The following table provides a summary of the number of options granted under our stock option plans, the weighted average exercise price and the number of options remaining available for issuance all as at April 30, 2008.

	Number of securities to be issued upon exercise of outstanding options	Weighted-Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by security holders	N/A	N/A	N/A
Equity compensation plans not approved by security holders	3,794,263 (1)	$2.20	1,265,737 (2)
Total	3,794,263	$2.20	1,265,737

(1)

As of April 30, 2008, we had issued stock options to purchase 800,000 shares of our common stock pursuant to our 2004 Stock Option Plan and stock options to purchase 2,994,263 shares or our common stock pursuant to our 2005 Stock Option Plan, as amended.

(2)

As of April 30, 2008, there were no underlying shares of our common stock remaining and available to be issued under our 2004 Stock Option Plan and 1,265,737 underlying shares of our common stock remaining and available to be issued under our 2005 Stock Option Plan, as amended.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

     No current or former director, executive officer or employee is indebted to our company or our subsidiaries as at the date of this proxy statement.

     None of the directors or executive officers of our company is or, at any time since the beginning of the most recently completed financial year, has been indebted to our company or our subsidiaries. None of the directors' or executive officers' indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by our company or our subsidiaries.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     BDO Dunwoody LLP, Chartered Accountants, has audited our financial statements since November 7, 2006. At the recommendation of the Audit Committee, the Board has selected BDO Dunwoody LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending April 30, 2009, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting.

     Stockholder ratification of the selection of BDO Dunwoody LLP, Chartered Accountants, as our independent registered public accounting firm is not required by the bylaws or otherwise. However, the Board is submitting the selection of BDO Dunwoody LLP, Chartered Accountants, to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the board determines that such a change would be in the best interests of our company and its stockholders.

     Representatives of BDO Dunwoody LLP, Chartered Accountants, attend all meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by BDO Dunwoody LLP, Chartered Accountants, as well as the fees charged by BDO Dunwoody LLP, Chartered Accountants, for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the

Audit Committee and its activities with BDO Dunwoody LLP, Chartered Accountants, can be found under the sections of this proxy statement entitled “Committees of the Board of Directors” on page 14 and “Audit Committee Report” on page 14.

     Our Audit Committee has considered and determined that the services provided by BDO Dunwoody LLP, Chartered Accountants, are compatible with maintaining the independence of the principal accountant.

     Representatives of BDO Dunwoody LLP, Chartered Accountants, are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to BDO Dunwoody LLP, Chartered Accountants

     BDO Dunwoody LLP, Chartered Accountants, provided audit and other services during 2008 and 2007. This included the following fees:

	2008	2007
Audit Fees	$229,798	$150,699
Audit Related Fees	Nil	Nil
Tax Fees	$42,277	$24,214
All Other Fees	Nil	Nil
Total Fees	$272,075	$174,913

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings including the Form - 8K and Form - 8KA's in respect of the acquisitions of NewHeigths, Firsthand and Bridgeport during the year.

Audit Related Fees. There were no audit related fees paid to BDO Dunwoody LLP, Chartered Accountants.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. There were no other fees paid to BDO Dunwoody LLP, Chartered Accountants, that are not covered by the headings set out above.

     The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting. All services performed by BDO Dunwoody LLP were pre-approved by the Audit Committee.

     The Audit Committee has considered the nature and amount of the fees billed by BDO Dunwoody LLP, Chartered Accountants and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining BDO Dunwoody LLP, Chartered Accountant's independence.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of BDO Dunwoody LLP, Chartered Accountants.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION
OF SELECTION OF BDO DUNWOODY LLP, CHARTERED ACCOUNTANTS, AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM OF OUR COMPANY.

PROPOSAL 3
APPROVAL OF ADOPTION OF EMPLOYEE SHARE PURCHASE PLAN

     The ESPP was unanimously approved by the Board on July 24, 2008, subject to and effective upon receipt of all necessary regulatory approvals and stockholder approval. We are awaiting approval of the form of the ESPP by the Exchange.

     For the ESPP to come into effect (and to otherwise comply with the Exchange’s condition of approval), the resolution approving the ESPP, as set out below, must be approved by a majority of the votes cast at the Meeting.

     The ESPP will be open for participation to all employees (including directors and officers who are under a permanent full-time or part-time contract of employment with our company) of our company and any of our subsidiaries subject to certain provisions contained within the ESPP. The purpose of the ESPP is to give employees access to an equity participation vehicle in addition to our stock option plans by way of an opportunity to purchase shares of our common stock through payroll deductions and encourage them to use their combined best efforts on behalf of our company to improve its profits through increased sales, reduction of costs and increased efficiency.

     The following is a summary of the principal terms of the ESPP that is qualified in its entirety by reference to the text of the ESPP, a copy of which is attached hereto Exhibit D. The effective date (the “Effective Date”) of the ESPP will be determined upon receipt of approval of the ESPP by the Exchange and our stockholders at the Meeting.

     Pursuant to the ESPP, 1,000,000 shares or our common stock (approximately 3.5% of the 28,355,236 issued and outstanding shares of Common Stock as of August 5, 2008) will be reserved for issuance under the ESPP. The shares of Common Stock purchased or issued pursuant to the ESPP will be, at our discretion, either:

(a)

purchased from our company, at the purchase price equal to the volume weighted average closing trading price of our common shares on the Exchange for the five trading days immediately preceding the end of the month in question; or

(b)	purchased through a stock broker on the open market through the facilities of the Exchange.

     The Board will have full power and authority to administer the ESPP on behalf of our company, including the power and authority to delegate the administration of the ESPP to a compensation committee. The Board shall determine questions of interpretation or application of the ESPP and its decisions shall be final and binding on all participants. The members of the Board will receive no additional compensation for their services in administering the ESPP.

     Eligible employees become participants in the ESPP by delivering an election to purchase shares prior to the commencement of the applicable purchase period. Each participant shall contribute to the ESPP, at the participant’s option, an amount equal to or between the following minimum and maximum amounts (in whole percentages): a minimum of one percent (1%) of the participant’s basic compensation, and a maximum of six percent (6%) of the participant’s basic compensation. The contributions shall be made through payroll deductions at the end of each employee’s bi-weekly or monthly pay period, as applicable. We, as agent of the participant, shall make such deductions and pay the participant’s contribution to the Administrator (as such term is defined in the ESPP). The Administrator is an agent appointed by us to assist with the administration of the ESPP. We have appointed Valiant Trust Company as the Administrator of the ESPP.

     On the last business day of each month, the Administrator will purchase shares of our common stock from either our company or on the open market through the facilities of the Exchange based on the contributions received from each participant during the preceding month (the “Participant Shares”). If the shares are purchased from treasury, the purchase price of the Participant Shares will be the volume weighted average closing trading price of the common shares on the Exchange for the five trading days immediately preceding the last business day of such month. The Administrator will deposit the Participant Shares into an account in the name of the participant and will hold such shares on behalf of such participant.

     We will match a portion of each employee’s participation in the ESPP by issuing additional common shares to each participant (through the Administrator). Specifically, on the last business day of each month, our company will issue to the Administrator that number of common shares (the “Matching Shares”) equal to fifty percent (50%) of the aggregate number of Participant Shares purchased by the Administrator on behalf of the participants for such month for each participant. The Matching Shares will be deposited into a trust account by the Administrator on behalf of our company.

     The Participant Shares purchased on behalf of each participant will vest immediately to the benefit of such participant. Subject to provisions in the ESPP relating to a change in control of our company, the Matching Shares will vest one year from the date of issuance of such Matching Shares.

     In the event of a change of control of our company, the Board, in its sole discretion (but subject to obtaining the prior approval of the Exchange if required by the rules, regulations and policies of the Exchange) may, without any action or consent of the participants in the ESPP, provide for: (a) the continuation of the vesting period with regard to any unvested Matching Shares; (b) the substitution of any unvested Matching Shares for shares of the acquirer; (c) the substitution of any unvested Matching Shares with a cash incentive program of the acquirer; (d) the acceleration of the vesting period to a date prior to or on the date of the change of control; (e) the cancellation of all or any portion of any unvested Matching Shares by a cash payment and/or other consideration receivable by the holders of any unvested Matching Shares as a result of the change in control equal to the market price of the unvested Matching Shares on the date of the change in control; or (f) such other actions or combinations of the foregoing actions as it deems fair and reasonable in the circumstances.

     Upon the termination of employment of any participant for any reason, any unvested Matching Shares held by the Administrator for such participant will be forfeited by such participant. A participant whose employment is terminated for any reason other than death must withdraw or otherwise transfer all of their Participant Shares and vested Matching Shares in such participant’s account within ninety days of such termination of employment. The participant may also request that the Administrator sell the Participant Shares and vested Matching Shares in the participant’s account and distribute the cash proceeds to the participant. In the event of the death of a participant, the Participant Shares and vested Matching Shares in such participant’s account shall be distributed to such participant’s estate in accordance with the instructions of such participant’s legal representative. Such distribution may take the form of a distribution of the cash realized from the sale of such Participant Shares and vested Matching Shares by the Administrator if so requested by the legal representative of the participant’s estate.

     We reserve the right to discontinue use of payroll deductions at any time such action is deemed advisable. The ESPP will terminate on the date which is ten years from the Effective Date, unless earlier terminated by the Board. No right or interest of any participant in or under the ESPP may be assigned by such participant.

     No shares of common stock are issuable under the ESPP at any time to any Insider (as such term is defined in the ESPP) if such issuance, together with all of our previously established or proposed Share Compensation Arrangements (as such term is defined in the ESPP), including the ESPP, could result, at any time, in: (i) the number of shares of common stock issued to Insiders pursuant to the ESPP, together with all of such other Share Compensation Arrangements, within any one (1) year period exceeding ten percent (10%) of the issued and outstanding shares of common stock; or (ii) the number of shares of common stock issuable to Insiders at any time pursuant to the ESPP and all such other Share Compensation Arrangements exceeding ten percent (10%) of the issued and outstanding shares of common stock.

     Amendments to the ESPP generally require the consent of the Exchange and our stockholders given at a duly constituted meeting. However, the following amendments to the ESPP may be made by the Board without Exchange or other stock exchange approval and without stockholder approval: (a) amendments of a technical, clerical or “housekeeping” nature, or to clarify any provision of the ESPP, including without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the ESPP or to correct or supplement any provision of the ESPP that is inconsistent with any other provision of the ESPP; (b) suspension or termination of the ESPP; (c) amendments to respond to changes in legislation, regulations, instruments (including National Instrument 45-106), stock exchange rules (including the rules, regulations and policies of the Exchange) or accounting or auditing requirements; (d) amendments respecting administration of the ESPP; (e) any amendment to the definition of “Employee” in the ESPP; (f) any amendment to the definition of “Subsidiary” in the ESPP; (g) changes to the vesting provisions for any outstanding Unvested Matching Shares (as defined in the ESPP); (h) amendments to the participant contribution provisions of the ESPP; (i) amendments to the withdrawal and suspension provisions of the ESPP; (j) amendments to the number or percentage of Matching Shares contributed by us; (k) amendments to the termination provisions of the ESPP; (l) adjustments to reflect stock dividends, stock splits, reverse stock splits, share combinations or other alterations of our capital stock; and (m) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the Exchange).

     Stockholder approval will be required for the following types of amendments of the ESPP: (a) amendments to the number of shares of Common Stock issuable under the ESPP, including an increase to the fixed maximum number of common shares or a change from a fixed maximum number of common shares to a fixed maximum percentage; and (b) amendments required to be approved by Stockholders under applicable law (including, without limitation, the rules, regulations and policies of the Exchange).

Vote Required and Board Recommendations

     The affirmative vote of the holder of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the adoption of the ESPP.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL
OF THE ADOPTION OF THE EMPLOYEE SHARE PURCHASE PLAN.

PROPOSAL 4
APPROVAL OF TERENCE MATTHEWS RIGHTS TO VOTE THE PRIVATE PLACEMENT SHARES

     Pursuant to the Private Placement, Wesley Clover Corporation, a company controlled by Terence Matthews, the Chairman of the Board, purchased 666,274 units, at a price of CDN$1.54 per unit, for aggregate proceeds of CDN$1,026,062. Each unit consists of one share of Common Stock and one-half of one non-transferable common share purchase warrant, subject to adjustment. Each whole warrant entitles the holder to purchase one share of Common Stock at a price of $2.25 for a period of two years from the closing of the Private Placement. Mr. Matthews has undertaken to not vote any of the Private Placement Shares until we obtain stockholder approval for Mr. Matthews to vote such shares.

     The Private Placement is subject to certain conditions, including but not limited to, Exchange acceptance and, pursuant to Exchange requirements stockholder approval. Typically, under Exchange Policy 4.1, we must obtain shareholder approval of the Private Placement if the issuance of shares of Common Stock results in the creation of a new “control person”. The definition of “control person” includes any company or individual that holds more than 20% of the outstanding voting securities of our company. Prior to the Private Placement, Terence Matthews, the Chairman of the Board, held 5,126,539 shares of Common Stock, which includes shares of Common Stock which may be acquired upon exercise of options and warrants, representing approximately 19.8% of the issued and outstanding shares of Common Stock. Upon completion of the Private Placement, Mr. Matthews holds 6,125,950 shares of Common Stock which includes shares of Common Stock which may be acquired upon exercise of options and warrants, representing approximately 21.3% of the issued and outstanding shares of Common Stock. In order for our company to complete the Private Placement, Mr. Matthews agreed to undertake to not vote any of the Private Placement Shares until shareholder approval has been obtained. The Private Placement, including the sale of units to Wesley Clover Corporation, closed on July 31, 2008. Accordingly, we are seeking approval for Mr. Matthews’ right to vote the Private Placement Shares.

     Mr. Matthews’ participation in the Private Placement has resulted in the creation of a new “control person” of our company. On or around July 31, 2008, the Exchange granted conditional approval for the Private Placement, including the sale of 666,274 units to Wesley Clover.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve Mr. Matthews’ right to vote the Private Placement Shares.

THE BOARD RECOMMENDS THAT YOU VOTE FOR MR. MATTHEWS’
RIGHT TO VOTE THE PRIVATE PLACEMENT SHARES.

STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Meeting of stockholders. To be eligible for inclusion in our 2009 proxy statement, your proposal must be received by us no later than 120 days before August 28, 2009 (the “2009 Annual Meeting”) and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2009 Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than 120 days before August 28, 2009. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2009 Annual Meeting stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

     You may write to the Secretary of our company at our principal executive office by sending communications to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 –505 Burrard Street, Box 95, Vancouver, British Columbia, Canada, V7M 1X3, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     Attention is directed to the financial statements contained in our Annual Report to Stockholders for the year ended April 30, 2008. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all stockholders of record as of August 5, 2008.

AVAILABILITY OF FORM 10-KSB

     A copy of our Annual Report on Form 10-KSB for the fiscal year ended April 30, 2008 which has been filed with the SEC, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of our Common Stock upon written request to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3.

REGISTRAR AND TRANSFER AGENT

     Our registrar and transfer agent is Valiant Trust Company, Proxy Department, 600 - 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, facsimile: (604) 681-3067, website www.valianttrust.com.

ADDITIONAL INFORMATION

     Additional information relating to our company is available on SEDAR at www.sedar.com and on the SEC website at www.sec.gov. Financial information relating to our company is provided in our company's comparative financial statements and management's discussion and analysis for the financial year ended April 30, 2008. Stockholders may contact our company to request copies of financial statements and management's discussion and analysis at the following address: “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7M 1X3.

OTHER MATTERS TO COME BEFORE THE MEETING

     In addition to the matters to be voted upon by the stockholders, we will receive and consider both the Report of the Board to the stockholders, and the financial statements of our company for the years ended April 30, 2008 and April 30, 2007, together with the report of the independent registered public accounting firm thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

     The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Terence Matthews
Terence Matthews
Chairman of the Board

Dated: August 5, 2008

EXHIBIT A

CORPORATE GOVERNANCE DISCLOSURE

     The Exchange requires every listed company to disclose on an annual basis its approach to corporate governance. The disclosure noted below is in accordance with National Instrument 58-101 Disclosure of Corporate Governance Practices. The section references are to Form 58-101F2 in accordance with National Instrument 48-101.

1.	Board of Directors

	(i)	Chris Cooper is, and as of August 31, 2008, Larry Timlick will be, an independent director.

	(ii)	Directors that are not considered independent and the basis for that determination are as follows:

Director	Basis for Non-Independence (1)
Mark Bruk

Formerly our Chief Executive Officer of the company, resigning on August 2, 2008. A director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company, or any of its affiliates for the current year or any of the past three years is considered not independent.

Donovan Jones	Acts as our President and Chief Executive Officer and therefore is an executive officer of the company and not independent
Owen Matthews

Formerly the Chief Executive Officer of NewHeights Software Corporation, a company acquired by our Company on August 2, 2007. Mr. Owen Matthews resigned as Chief Executive Officer of NewHeights on August 2, 2007. A director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company, or any of its affiliates for the current year or any of the past three years is considered not independent.

Terence Matthews

Our software revenue for the year ended April 30, 2008, from a corporation of which Mr. Terence Matthews is a controlling shareholder were $2,026,557 (2007 - $nil), which such amount exceeded 5% of our revenues. A director who is a partner in, or a controlling shareholder or an executive officer of, any from which the company received, payments that exceed 5% of the company’s consolidated gross revenues for fiscal 2008, in the current fiscal year is considered not independent.

Greg Pelling	Acts as our Chief Strategy Officer and therefore is an executive officer of the company and not independent.
Larry Timlick

Acted as interim president between June and August 31, 2005. A director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company, or any of its affiliates for the current year or any of the past three years is considered not independent.

(1) As defined by Rule 4200(a)(15) of the Rules of Nasdaq Marketplace Rules.

2.	Directorships

The following directors are also directors of other reporting issuers (or the equivalent in a foreign jurisdiction), as identified next to their name:

Director	Reporting Issuers or Equivalent in a Foreign Jurisdiction
Mark Bruk	None
Chris Cooper	Choice Resources Corp, Watch Resources Ltd., Banks Energy Inc., Healthscreen Solutions Incorporated, Copacabana Capital Limited, Lagasco Corp., Pan-Global Energy Ltd.
Donovan Jones	None
Owen Matthews	None
Terence Matthews	Mitel Networks Corporation, March Networks Corporation, Dragonwave Inc., Bridgewater Systems Corporation, Newport Networks Corporation
Greg Pelling	None
Larry Timlick	Stage Capital Corp.

3.	Orientation and Continuing Education

(a)

We have a formal process to orient and educate new recruits to the Board regarding the role of the Board, its committees and its directors, as well as the nature and operations of our business. This process provides for an orientation day with key members of the management staff, and further provides key reference and background materials, such as the current board approved business and strategic plan, the most recent board approved budget, the most recent annual report, the audited financial statements and copies of the interim quarterly financial statements. We also provide new directors with the Code of Business Conduct and Ethics and Compliance Program, and the charters for each committee of the Board, each of which have been approved by the Board.

(b) The Board does not provide continuing education for its directors. Each director is responsible to maintain the skills and knowledge necessary to meet his or her obligations as directors.

4.	Ethical Business Conduct

The Board has adopted a written code of business conduct and ethics and compliance program (the “Code”). The Code was adopted by the Board on July 16, 2004. The Code has been filed as an Exhibit to our Form 10-KSB filed on July 29, 2004, and amended April 24, 2008 on EDGAR and can be found on our website at www.counterpath.com.

Employees, officers and directors and contractors are required read the Code and acknowledge through signature annually, that they understand the standards and policies contained in the Code and agree to comply fully with the standards, policies and procedures contained in the Code and our company’s related policies and procedures including the obligation to report any suspected violations of the Code.

The Board encourages and promotes a culture of ethical business conduct through the adoption and monitoring of the Code, the insider trading policy, the whistle-blower policy and such other policies that may be adopted from time to time. The Board conducts regular reviews with management for compliance with such policies.

5.	Nomination of Directors

(i) Board members are collectively responsible for in identifying new director nominees.

(ii)

In identifying candidates for membership on the Board, the Board takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. As part of the process, the Board is responsible for conducting background searches, and is empowered to retain search firms to assist in the nominations process.

Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the Board.

6.	Compensation

(i)

The Board has appointed a Compensation Committee, which is responsible for, among other things, developing the Company's approach to executive compensation and periodically reviewing the compensation of the directors.

(ii)

The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other equity-based benefit plans, recommends changes or additions to those plans, and reports to the Board on compensation matters.

7.	Other Board Committees

None.

8.	Assessments

The Board intends that individual director assessments be conducted by other directors, taking into account each director's contributions at board meetings, service on committees, experience base, and their general ability to contribute to one or more of the Company's major needs. However, due to its stage of development and its need to deal with other urgent priorities, the Board has not yet implemented such a formal process of assessment.

EXHIBIT B

AUDIT COMMITTEE CHARTER
(adopted as of December 13, 2007)

I. PURPOSE

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of CounterPath Corporation (formerly, CounterPath Solutions, Inc.), a Nevada corporation (the “Company”), shall provide assistance to the directors of the Company in fulfilling their responsibility to the stockholders relating to corporate accounting matters, the financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Audit Committee’s purpose is to:

1.	Assist the Board’s oversight of:

(a) the reliability and integrity of the Company’s financial statements, accounting policies, financial reporting and disclosure practices;

(b)
the establishment and maintenance of processes to assure compliance with all relevant laws, regulations, and Company policies, including a process for receipt of complaints and concerns regarding accounting, internal control or auditing matters;

(c)
the engagement, compensation, performance, qualifications and independence of the Company’s independent auditors, their conduct of the annual independent audit of the Company’s financial statements, and their engagement for all other services; and

(d) the functioning of the Company’s system of internal accounting and financial controls.

2.	Provide an open avenue of communication between the internal accounting department, the independent auditors, the Company’s financial and senior management and the Board.

3.	Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission (“SEC”) for inclusion in the Company’s annual proxy statement.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in this Charter. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles, accounting standards, or applicable laws and regulations.

This is the responsibility of management of the Company, the Company's internal accounting department and the Company's independent auditors. Because the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management, the internal accounting department, and the Company's independent auditors and the integrity and accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the independent auditors.

II. STRUCTURE AND OPERATION

Composition and Qualifications

The Committee shall consist of at least three (3) members of the Board. Except as otherwise permitted by applicable rules and regulations, each of the members of the Committee shall, in the judgment of the Board, meet (i) the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934 (the “1934 Act”) and any other rules and regulations promulgated by the SEC thereunder; and (ii) the independence requirements of the rules of any applicable stock exchange or quotation system upon which the Company’s shares are listed from time to time. One or more members of the Committee, as required by the applicable rules and regulations, shall be, in the judgment of the Board, an “audit committee financial expert,” as such term is defined in Rule 309 of the 1934 Act and the rules and regulations promulgated by the SEC thereunder, and be able to read and understand fundamental financial statements.

Authority

The Committee shall have the authority to (i) retain (at the Company's expense) its own legal counsel, accountants and other consultants that the Committee believes, in its sole discretion, are needed to carry out its duties and responsibilities; (ii) conduct investigations that it believes, in its sole discretion, are necessary to carry out its responsibilities; and (iii) take whatever actions that it deems appropriate to foster an internal culture that is committed to maintaining quality financial reporting, sound business risk practices and ethical behavior within the Company. In addition, the Committee shall have the authority to request any officer, director or employee of the Company, the Company's outside legal counsel and the independent auditors to meet with the Committee and any of its advisors and to respond to their inquiries. The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities. Finally, the Board shall adopt resolutions which provide for appropriate funding, as determined by the Committee, for (i) services provided by the independent auditors in rendering or issuing an audit report, (ii) services provided by any adviser employed by the Committee which it believes, in its sole discretion, are needed to carry out its duties and responsibilities, or (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties and responsibilities.

The Committee, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors engaged (including resolution of disagreements between the Company's management and the independent auditors regarding financial reporting) for the purpose of preparing and issuing an audit report or performing other audit, review or attestation services for the Company.

The independent auditors shall submit to the Company annually a formal written statement delineating all relationships between the independent auditors and the Company and its subsidiaries (the ''Statement as to Independence''), addressing the non-audit services provided to the Company or its subsidiaries and the matters set forth in Independence Standards Board Standard No. 1.

The independent auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year and any reviews of the financial statements; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the independent auditors for the most recent fiscal years, in the aggregate and by each service.

Appointment and Removal

The members of the Committee shall be appointed by the Board and continue to be members until their successors are elected and qualified or until their earlier retirement, resignation or removal. Any member of the Committee may be removed, with or without cause, by majority vote of the Board at any time. However, a member of the Committee shall automatically cease to be a member of the Committee upon either ceasing to be a director of the Board or, if applicable, ceasing to satisfy any applicable standards as required in Section II above of this Charter. Vacancies on the Committee will be filled by the Board.

Chairperson

The Board may appoint one member of the Committee to serve as Chair of the Committee, to convene and chair all regular and special sessions of the Committee, set the agendas for Committee meetings, to determine and communicate to management and the full Board the information needs of the Committee, and to report Committee determinations and actions on behalf of the Committee to the full Board. If the Board fails to appoint a Chair, the members of the Committee shall elect a Chair by majority vote of the full Committee to serve at the pleasure of the majority of the full Committee. If the Chair of the Committee is not present at any meeting of the Committee, an acting Chair for the meeting shall be chosen by majority vote of the Committee from among the members present. In the case of a deadlock on any matter or vote, the Chair shall refer the matter to the Board. The Committee shall also appoint a secretary who need not be a director. All requests for information from the Company or the independent auditors shall be made through the Chair.

Delegation to Subcommittees

The Committee may delegate its duties and responsibilities to a subcommittee consisting of one or more members of the Committee. Any delegation may be made only to the extent permitted by applicable rules, regulations, and the Company’s Bylaws and Articles of Incorporation.

III. COMMITTEE MEETINGS

The Chair shall preside at each meeting of the Committee and set the agendas for the Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings as long as they are not inconsistent with any provisions of the Company’s Bylaws or this Charter.

The Committee shall meet (in person or by telephonic meeting) as often as may be deemed necessary or appropriate, generally at least four times annually, or more frequently as circumstances dictate. The Committee shall meet periodically with management and the independent auditors and, if necessary, in separate executive sessions with only the independent auditors and Committee members present, or with only management and Committee members present, to discuss any matters that the Committee believes should be discussed privately. The Committee shall maintain written minutes or other records of its meetings and activities, which shall be duly filed in the Company’s records.

Except as otherwise required by the Bylaws or the Articles of Incorporation of the Company, a majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee. The Committee may also act by unanimous written consent in lieu of a meeting.

All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the Company’s outside advisors, any other personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director who is not a member of the Committee.

The Chair of the Committee shall report to the Board following meetings of the Committee and as otherwise requested by the Board.

IV. DUTIES AND RESPONSIBILITIES

The Committee’s role is one of oversight. The Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditors, in accordance with its business judgment. In discharging its oversight role, the Committee encourages free and open communication among the Committee, the Company’s independent auditors, and management, and is empowered to investigate any matter brought to its attention with all requisite access to all books, records, facilities and personnel of the Company and to the Company’s auditors and outside legal counsel.

The following functions and responsibilities are set forth as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions.

To fulfill its responsibilities and duties, the Committee is expected to:

General

Develop and maintain free and open means of communication with the Board, the Company’s independent auditors, the Company’s internal auditors, if any, and the financial and general management of the Company.

Perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company’s Bylaws and applicable laws and regulations.

1.	Review and reassess, at least annually, the adequacy of this Charter and submit any recommended changes to the Board for its consideration.

2.

Report its findings regularly to the Board, including any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, and the performance and independence of the Company’s independent auditors.

3.	Maintain minutes and other records of meetings and activities of the Committee.

Financial Statements and Published Information

4.

Review filings with the SEC and other published documents containing the Company’s financial statements, including any certification, report, opinion or review rendered by the independent auditors, or any press releases announcing earnings (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles) and all financial information and earnings guidance intended to be provided to analysts and the public or to rating agencies, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

5.

Review and discuss with management and the independent auditors the annual and quarterly financial statements prior to their filing, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and a discussion with the independent auditors (i) all significant matters related to the independent auditors’ review of the financial statements and (ii) the matters required to be communicated by applicable Statements of Auditing Standards, including, but not limited to, Statement on Auditing Standards No. 61, as modified or supplemented.

6.

Make a recommendation to the Board regarding the inclusion of the audited annual financial statements in the Company’s Annual Report on Form 10-K or Form 10-KSB and interim financial statements in the Company’s Quarterly Report on Form 10-Q or 10-QSB, each to be filed with the SEC.

7.	Consider and review with management, the Chief Financial Officer and/or the Controller, and the independent auditors:

	(a)	significant findings during the year, including the status of previous audit recommendations, and management’s responses thereto;

	(b)	any audit problems or difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information;

	(c)	any changes required in the planned scope of the audit plan;

	(d)	the overall scope and plans for the audit (including the audit budget and the adequacy of compensation and staffing); and

	(e)	the coordination of audit efforts to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

8.	Oversee the services rendered by the independent auditors (including the resolution of disagreements between management and the independent auditors regarding preparation of financial statements).

9.	Prepare and include in the Company’s annual proxy statement or other filings of the SEC any report from the Committee or other disclosures as required by applicable laws and regulations.

Performance and Independence of Independent Auditor

10.

On an annual basis, request from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1 and with all applicable laws, rules and regulations. The Committee shall review the qualification, performance and independence of the independent auditor annually and make determinations regarding the appointment or termination of the independent auditor. The Committee shall actively engage in a dialogue with the Company’s management and independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors from management and the Company and take appropriate action in response to the outside auditors’ report to satisfy itself of the independent auditor’s objectivity and independence. The Committee shall also:

	(a)	confirm with the independent auditors that the independent auditors are in compliance with the partner rotation requirements established by the SEC;

	(b)	consider whether, in the interest of assuring continuing independence of the independence auditors, the Company should regularly rotate its independent auditors;

	(c)	set clear policies for the Company’s hiring of employees or former employees of the independent auditors; and

	(d)	if applicable, consider whether the independent auditor’s provision of any permitted non-audit services to the Company is compatible with maintaining the independence of the independent auditors.

11.

At least annually, obtain and review a written report by the independent auditors describing all relationships between the Company and the independent auditors and discuss the independent auditor’s internal quality-control procedures, and any material issues raised by the most recent peer review.

Review of Services and Audit by Independent Auditor

12.

Have the sole authority and responsibility to appoint, evaluate, determine the compensation of and, where appropriate, replace the independent auditor. The Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints. The independent auditor shall report directly to the Committee, and the Committee’s responsibility includes the resolution of disagreements between management and the independent auditors regarding financial reporting.

13.

Consider and pre-approve all auditing and non-audit services provided by the independent auditors. The Committee may delegate the authority to grant pre-approvals to one or more members of the Committee, whose decisions must be presented to the full Committee at its scheduled meetings.

14.	Following completion of the annual audit, review with management, the independent auditors and the internal accounting department:

	(a)	the Company’s annual financial statements and related footnotes;

	(b)	the independent auditors’ audit of the financial statements and the report thereon;

	(c)	any significant changes required in the independent auditors’ audit plan; and

	(d)	other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

15.	Reviewing with the independent auditors, as required by the rules and regulations of the SEC:

	(a)	all critical accounting policies and practices used by the Company;

(b)

all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

	(c)	other material communications between the independent auditors and management, such as any management letters or schedule of unadjusted differences.

Financial Reporting Process

16.	Review the activities, organizational structure, staffing and qualifications of the internal audit function, if any.

17.

The Committee shall review and approve any material off-balance sheet arrangements or other material financial arrangements of the Company that do not appear on the financial statements of the Company.

18.	Review and discuss periodically with management and the independent auditors:

	(a)	the adequacy and effectiveness of the Company’s internal controls over financial reporting and disclosure controls and procedures;

	(b)	all significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data;

	(c)	the integrity of its financial reporting processes;

	(d)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

	(e)	the adequacy of its risk management programs and policies, including recommendations for any improvements in these areas.

19.

Establish regular and separate systems of reporting to the Committee by each of management, the independent auditors and internal accounting department regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

20.

Review with management the adequacy of the insurance and fidelity bond coverages, reported contingent liabilities, and management’s assessment of contingency planning. Review management’s plans regarding any changes in accounting practices or policies and the financial impact of such changes, any major areas in management’s judgment that have a significant effect upon the financial statements of the Company, and any litigation or claim, including tax assessments, that could have a material effect upon the financial position or operating results of the Company.

21.

Review with the Company’s counsel any legal, tax or regulatory matter that may have a material impact on the Company’s financial statements, operations, related Company’s compliance policies, and programs and reports received from regulators.

22.

Meeting periodically with management, the internal auditors, if any, and the independent auditors in separate executive sessions to discuss matters which the Committee or these groups believe should be discussed privately.

Ethical and Legal Compliance/General

23.	Review periodically with the Company’s general counsel any legal and regulatory matters that may have a material impact on the Company’s financial statements.

24.

Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

25.	The Committee shall review and approve any transactions or courses of dealing with related parties.

EXHIBIT C

COMPENSATION COMMITTEE CHARTER
(adopted November 8, 2007)

I. PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of CounterPath Corporation (formerly, CounterPath Solutions, Inc.), a Nevada corporation (the “Company”) is to:

1.	determine the appropriate compensation level for the Company’s executive officers;

2.	oversee the Company’s compensation and benefit plans, policies and practices, including its executive compensation plans and incentive-compensation and equity-based plans;

3.	produce an annual report on executive compensation for inclusion in the Company’s annual report or proxy statement if required by applicable securities laws;

4.	monitor and evaluate, at the Committee’s sole discretion, matters relating to the compensation and benefits structure of the Company; and

5.	take such other actions within the scope of this Charter as the Board of the Company may assign to the Committee from time to time or as the Committee deems necessary or appropriate.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in this Charter.

The basic responsibility of the members of the Committee is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders. In discharging that responsibility, the Committee should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors, to the extent it deems necessary or appropriate.

II. STRUCTURE AND OPERATIONS

Composition and Qualifications

The Committee shall be composed of members of the Board, the number of which shall be fixed from time to time by resolution adopted by the Board. Each member of the Committee shall be determined by the Board to satisfy any applicable independence requirements established by the rules and regulations of the U.S. and Canadian regulatory authorities and any stock exchange upon which the Company’s shares trade from time-to-time.

Authority

The Committee shall have the authority to (i) retain (at the Company’s expense) its own legal counsel and other advisors and experts that the Committee believes, in its sole discretion, are needed to carry out its duties and responsibilities, including, without limitation, the retention of a compensation consultant to assist the Committee in evaluating director and executive officer compensation; and (ii) conduct investigations that it believes, in its sole discretion, are necessary to carry out its responsibilities. In addition, the Committee shall have the authority to request any officer, director or employee of the Company, or any other persons whose advice and counsel are sought by the Committee, such as members of the Company’s management or the Company’s outside legal counsel and independent accountants, to meet with the Committee or any of its advisors and to respond to their inquiries.

Appointment and Removal

The members of the Committee shall be appointed by the Board and continue to be members until their successors are elected and qualified or until their earlier retirement, resignation or removal. Any member of the Committee may be removed, with or without cause, by majority vote of the Board at any time. However, a member of the Committee shall automatically cease to be a member of the Committee upon either ceasing to be a director of the Board or, if applicable, ceasing to be “independent” as required in Section II above of this Charter. Vacancies on the Committee will be filled by the Board.

Chairperson

The Board may appoint one member of the Committee to serve as Chair of the Committee, to convene and chair all regular and special sessions of the Committee, set the agendas for Committee meetings, to determine and communicate to management and the Board the information needs of the Committee, and to report Committee determinations and actions on behalf of the Committee to the Board. If the Board fails to appoint a Chair, the members of the Committee shall elect a Chair by majority vote of the full Committee to serve at the pleasure of the majority of the full Committee. If the Chair of the Committee is not present at any meeting of the Committee, an acting Chair for the meeting shall be chosen by majority vote of the Committee from among the members present. In the case of a deadlock on any matter or vote, the Chair shall refer the matter to the Board. The Committee may appoint a secretary who need not be a director of the Board or Committee.

Delegation to Subcommittees

The Committee may form subcommittees for any purpose that it deems appropriate and may delegate to such subcommittee any of its duties and responsibilities. Any subcommittee shall consist of one or more members of the Committee. Any delegation may be made only to the extent permitted by applicable rules, regulations, and the Company’s Bylaws and Articles of Incorporation.

III. COMMITTEE MEETINGS

The Chair shall preside at each meeting of the Committee and set the agendas for the Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings as long as they are not inconsistent with any provisions of the Company’s Bylaws or this Charter.

The Committee shall have regular meetings (in person or by telephonic meeting) on at least a semi-annual basis (or more frequently as circumstances dictate). The Committee shall maintain written minutes or other records of its meetings and activities, which shall be duly filed in the Company’s records. The Committee shall meet separately, on at least an annual basis, with the Chief Executive Officer, the vice president of human resources (or similar position) and any other corporate officers as the Board and the Committee deem appropriate to discuss and review the performance criteria and compensation levels of key executive officers.

Except as otherwise required by the Bylaws or the Articles of Incorporation of the Company, a majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee. The Committee may also act by unanimous written consent in lieu of a meeting.

All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the Company’s outside advisors, any other personnel employed or retained by the Company, or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director who is not a member of the Committee.

The Chair of the Committee shall report to the Board following meetings of the Committee and as otherwise requested by the Board.

IV. DUTIES AND RESPONSIBILITIES

The duties and responsibilities of the Committee are set forth below. The Committee is authorized to carry out these responsibilities, and other responsibilities assigned to it by the Board from time to time, and take any actions reasonably related to the mandate of this Charter.

In discharging its role, the Committee is empowered to investigate any matter brought to its attention that is within the scope of or otherwise relevant to its responsibilities, with all requisite access to all books, records, facilities and personnel of the Company.

To fulfill its duties and responsibilities, the Committee is expected to:

1.

review and approve at least annually the corporate goals and objectives of the Company’s executive compensation plans, incentive-compensation and equity based plans and other general compensation plans (the “Company Plans”), and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate;

2.

review at least annually the Company Plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of new, or the amendment of existing, Company Plans;

3.

evaluate annually the performance of the chief executive officer of the Company, the other executive officers of the Company and the chairman of the Board (collectively, the “Company Executives”) in light of the goals and objectives of the Company Plans, and based on this evaluation, set his or her total compensation, including, but not limited to (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance agreements, and change-in-control agreements and provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits, including, but not limited to, perquisites. In determining the long-term incentive component of each Company Executive’s compensation, the Committee shall consider all relevant factors, including the Company’s performance and relative shareholder return, the value of similar incentive awards to persons with comparable positions at comparable companies, and the awards given to each Company Executive in past years;

4.

review at least annually and make recommendations to the Board with respect to the compensation of all directors of the Company, taking into consideration compensation paid to directors of comparable companies and the specific duties of each director;

5.

monitor and assess the Company’s compliance with the requirements established by the rules and regulations of the U.S. and Canadian regulatory authorities and any stock exchange upon which the Company’s shares trade from time-to-time and regulations relating to compensation arrangements for directors and executive officers including, if applicable, the Sarbanes-Oxley Act of 2002;

6.	review executive compensation disclosure prior to public disclosure or filing with any securities regulatory authorities;

7.	issue an annual report on executive compensation for inclusion in the Company’s annual report or proxy statement, if required by applicable securities laws;

8.

review all equity compensation plans that are not subject to shareholder approval under the rules of any stock exchange on which the Company’s securities are listed for trading and to approve such plans in its discretion;

9.

oversee the compensation and benefits structure applicable to the Company’s officers and directors, including, but not limited to, incentive compensation and equity-based compensation, provided that, at the Committee’s sole discretion, it may submit such matters as it determines to be appropriate to the Board for the Board’s approval or ratification;

10.

in its sole discretion, retain, amend the engagement with, and terminate any compensation consultant used to assist the Committee in evaluating any officer or director compensation. The Committee shall also have the sole authority to approve the fees and other retention terms of the consultants and to cause the Company to pay such fees and expenses of such consultants. The Committee shall also have the authority, in its sole discretion, to obtain advice and assistance from internal or external legal, accounting or other advisors, to approve the fees and expenses of such outside advisors, and to cause the Company to pay such fees and expenses of such outside advisors;

11.	administer and otherwise exercise the various authorities prescribed for the Committee by the Company’s stock option and other incentive compensation plans;

12.	review and recommend to the Board for approval any changes in employee retirement benefit programs, and review broadly employee salary levels and ranges and employee fringe benefits;

13.

review and make recommendations to the Board, or approve, as appropriate, any employment- related contracts or transactions with any proposed, current or former officers or directors of the Company, such as consulting arrangements, employment contracts, severance, separation or termination agreements;

14.	monitor compliance by executive officers with the rules and guidelines of the Company’s incentive compensation and equity-based compensation programs;

15.

obtain such data or other resources as it deems necessary to perform its duties, including but not limited to obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s executive officers and other key employees;

16.	perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company’s Bylaws and applicable laws and regulations;

17.	report to the Board on Committee recommendations and any other matters the Committee deems appropriate or the Board requests;

18.	maintain minutes and other records of meetings and activities of the Committee; and

19.	review and reassess the performance of the Committee and the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board for approval.

EXHIBIT D

EMPLOYEE SHARE PURCHASE PLAN

1.	PURPOSE OF THE PLAN

1.1	The Company hereby establishes a share purchase plan (the “Plan”) for the Employees of the Company and its Subsidiaries.

1.2	Subject to all required regulatory approvals, this Plan shall be effective as of and from <>, 2008 (the “Commencement Date”) until the Expiry Date, unless earlier terminated as provided herein.

1.3	The purpose of this plan is to give employees of the Company access to another equity participation vehicle by way of an opportunity to purchase common shares of the Company through payroll deductions and encourage them to use their combined best efforts on behalf of the Company to improve its profits through increased sales, reduction of costs and increased efficiency.

2.	DEFINITIONS

2.1	In this Plan, the following terms shall have the meanings set forth below.

(a)

“Account(s)” means a Cash Account or an RRSP Account or both created by the Trustee for a Participant, in which the assets held by the Trustee for such Participant under the terms of this Plan are held and recorded.

(b)

“Acquirer” means the successor to all or substantially all of the assets or capital shares of the Company, or any other successor of the business of the Company as determined by the Board of Directors, in either case pursuant to a Change of Control, and includes the affiliated entities of any such successor;

(c)

“Basic Compensation” means the base salary received by an Employee in the applicable Pay Period but does not include, without limitation, overtime pay, commissions, bonus payments, or the value of other benefits or amounts contributed by the Company under this Plan.

(d)

“Board of Directors” means the board of directors of the Company, or if the Board of Directors has delegated administration of the Plan to a compensation committee, then “Board of Directors” shall mean such compensation committee.

	(e)	“Business Day” means any day other than a Saturday, Sunday or statutory or civic holiday on which chartered banks in Vancouver, British Columbia are open for business.

	(f)	“Cash Account” means an account, which is not a registered retirement savings plan account, created by the Trustee for a Participant in which the assets subject to this Plan are held and recorded.

(g)

“Cessation Date” means the date that the Participant ceases for any reason (other than death or Retirement, but otherwise including, without limitation, resignation, Disability, or termination of employment with or without cause), to render Service to the Company or a Subsidiary; provided, that, notwithstanding any other term or provision of this Plan, in the event of the termination of the Participant’s Service without cause, the Cessation Date shall be the date the Participant is given actual notice of termination by the Company or a Subsidiary, without reference to any period of notice of termination to which the Participant may be entitled at law or pursuant to any employment agreement, whether or not such termination has been effected in accordance with applicable law.

(h)

“Change of Control” means (i) a merger, amalgamation, consolidation, reorganization or arrangement of the Company with or into another corporation (other than a merger, amalgamation, consolidation, reorganization or arrangement of the Company with one or more of its related entities (as defined in NI 45-106); (ii) a tender offer for all or substantially all of the outstanding common shares of the Company; (iii) the sale of all or substantially all of the assets of the Company; or (iv) any other acquisition of the business of the Company as determined by the Board of Directors.

	(i)	“Commencement Date” has the meaning set forth in Section 1.2 of this Plan.

(j)

“Company” means CounterPath Corporation, and any successor company resulting from the amalgamation of the Company and any other company or other entity resulting from any other form of corporate reorganization thereof.

(k)	“Company Trust Account” has the meaning set forth in Section 4.2 of this Plan.

(l)

“Disability” means the inability of the Participant to engage in substantial gainful activity by reason of a medically determinable physical or mental impairment (which state shall be determined by the Company on the basis of such medical evidence as the Company deems warranted in the circumstances).

(m)

“Election to Purchase Shares” means an election, substantially in the form as set forth in Appendix A hereto, setting out the terms of an Employee’s election to participate in, and purchase Shares under, the Plan.

(n)

“Employee” means a person (including a resident of the United States or outside of North America) under a permanent full-time or part-time contract of employment with the Company or a Subsidiary who participates in the Company’s or any of its Subsidiaries’ regular benefit plans (which fact shall be determined exclusively by the Board of Directors) including, without limitation, any such person who is also an officer or a director of the Company or a Subsidiary.

(o)	“Expiry Date” means that date which is ten (10) years after the Commencement Date.

(p)	“Exchange” means the TSX Venture Exchange or any other share exchange upon which the Shares are then listed and traded.

(q)

“form” means any paper-based, web-based or any other electronic form as determined by the Company from time to time and includes the forms attached hereto which may be delivered, executed or otherwise completed in a method determined by the Company including the determination that such delivery, execution or completion be by way of any electronic or web- based means.

(r)	“Insider” has the meaning set forth in the Securities Act and includes associates and affiliates (as such terms are defined by the Exchange) of the Insider.

(s)

“Market Price” means the closing trading price of the Shares on the Exchange on such date in question, or, if Shares were not traded on such date on the Exchange, then on the preceding trading day during which a trade occurred.

(t)	“Matching Assets” means all dividends and other assets allocated to a Participant’s Account on account of the Matching Shares.

(u)	“Matching Shares” means Shares issued by the Company and deposited in the Company Trust Account on behalf of the Participant, as contemplated by Section 4.2 of this Plan.

(v)

“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions, promulgated under the Securities Act, as such instrument may be amended from time to time, or any successor instrument thereto;

(w)

“Participant” means any eligible Employee (as determined solely by the Board of Directors) who has elected to participate in the Plan, who has submitted an Election to Purchase Shares and who has not subsequently withdrawn from the Plan.

(x)	“Participant Assets” means all dividends and other assets allocated to a Participant’s Account on account of the Participant Shares.

(y)	“Participant Shares” means Shares purchased by the Trustee on behalf of the Participant with monies contributed by the Participant.

(z)	“Pay Period” means the normal weekly, bi-weekly or monthly pay period as determined by the Company from time to time.

(aa)	“Payroll Administrator” means, initially, ADP and thereafter the Payroll Administrator selected by the Company, and the successor or successors thereto from time to time.

(bb)

“Purchase Price” means, on any particular day with reference to Shares, the volume weighted average closing trading price of the Shares on the Exchange for the five trading days immediately preceding the end of the month in question as determined by the Company.

(cc)	“Retirement” means retirement at age sixty-five (65) or older.

(dd)	“RRSP Account” means a registered retirement savings plan account.

(ee)	“Securities Act” means the Securities Act (British Columbia), as the same may be amended from time to time.

(ff)	“Service” means continuous service to the Company or any of its Subsidiaries as an Employee.

(gg)

“Share Compensation Arrangement” means a plan or program established or maintained by the Company providing for the acquisition of securities of the Company as compensation or as an incentive or benefit for services provided to the Company.

(hh)

“Shares” means the common shares in the capital of the Company as presently constituted; provided that upon any subdivision, consolidation or reorganization of such shares or other change in the corporate structure or share capital of the Company, “Shares” shall mean such ordinary shares as are subdivided, consolidated, reorganized or changed, with such adjustment in the number thereof as may be thereby deemed appropriate by the Company.

(ii)

“Subsidiary” means a corporation (located in Canada, the United States or outside of North America) or other entity which is controlled by the Company. For the purposes of this definition, the Company controls a body corporate or other entity if:

	(i)	in the case of a body corporate:

A.

securities of the body corporate to which are attached more than 50% of the votes that may be cast to elect directors of the body corporate are held, other than by way of security only, by or for the benefit of the Company, and

	B.	the votes attached to those securities are sufficient, if exercised, to elect a majority of the directors of the body corporate; and

	(ii)	in the case of an entity other than a body corporate, more than 50% of the voting or equity interests of such entity are controlled, directly or indirectly, by or for the benefit of the Company.

(jj)	“Trustee” means the agent or agents of the Plan appointed by the Company in accordance with Section 12.1 of this Plan, and the successor or successors thereto from time to time.

(kk)	“Unvested Matching Assets” means Matching Assets allocated to a Participant’s Account on account of Unvested Matching Shares.

(ll)	“Unvested Matching Shares” means all Matching Shares that are not Vested Matching Shares.

(mm)	“Vested Matching Assets” means Matching Assets allocated to a Participant’s Account on account of Vested Matching Shares.

(nn)	“Vested Matching Shares” means:

(i)

all Matching Shares that, on and as of the Cessation Date, have been released from the Company Trust Account to the Participant’s Account at the end of the Vesting Period applicable thereto in accordance with the provisions of Section 4.2 of this Plan, plus,

(ii)

if applicable, in the event of the termination of the Participant’s Service by reason of death or Retirement only, all Matching Shares attributable to the Participant then held in the Company Trust Account (irrespective of whether the Vesting Period applicable to such Matching Shares has then elapsed).

(oo)	“Vesting Period” has the meaning set forth in Section 7.2 of this Plan.

3.	ELIGIBILITY FOR MEMBERSHIP IN THE PLAN

3.1

The Plan is open to all eligible Employees (as determined solely by the Board of Directors) at any time after the Employee has completed his/her probationary employment period with the Company subject to the rules set forth below. Participation in the Plan is entirely voluntary.

(a)

Enrolment. An Employee shall become a Participant by duly executing and delivering to the Company an Election to Purchase Shares; provided, that, the Participant’s participation in the Plan shall only be effective on the first day of the first Pay Period following the date that is thirty (30) days after such Election to Purchase Shares is received by the Company. The Election to Purchase Shares authorizes the Company or a Subsidiary, as applicable, to make regular payroll deductions for contributions to the Plan in respect of Participants.

(b)

Termination of Employment. Participation in the Plan shall cease on the Cessation Date (in the event that the Participant’s Service is terminated for any reason other than death or Retirement) or the death or Retirement of the Employee, whichever is first to occur.

(c)

Re-Employment. Except in cases of leave of absence approved in writing by the Company or a Subsidiary, a former Employee who is subsequently re-employed by the Company or a Subsidiary shall be considered a new Employee for the purposes of the Plan.

(d)

Leave of Absence. A Participant who is on leave of absence or is absent due to illness or Disability shall not be permitted to make any contribution for that period of absence; during that period of absence, such Participant shall be deemed to remain in the employ of the Company or a Subsidiary for all other purposes of the Plan.

(e)

Election to Purchase Shares. Each Employee who requests information about the Plan shall have delivered to him or her a copy of the Plan together with an Election to Purchase Shares to become a Participant. Execution of an Election to Purchase Shares by the Employee and admittance by the Company of the Employee as a Participant shall be deemed to be an acceptance by the Employee of the terms and forms of the Plan without further action or other formality.

(f)

Plan Shares. The Participant Shares that may be purchased by the Trustee from the Company on behalf of the Participants, and, the Matching Shares that may be issued by the Company to the Trustee on behalf of the Participants, in accordance with the terms of the Plan at any time, shall be authorized and unissued Shares of the Company in an amount up to but not exceeding an aggregate of 1,000,000 Shares, and such number of Shares shall be set aside for the purposes of the Plan. The Company reserves the right to allocate Shares to Participants on a pro-rata basis should the number of Shares to be purchased or issued under the Plan exceed 1,000,000 Shares.

(g)	Price of Shares. The price at which Participant Shares purchased from the Company and Matching Shares issued by the Company in accordance with the terms hereof shall be the Purchase Price.

4.	CONTRIBUTIONS

4.1	Employee Contributions.

(a)

Each Participant shall contribute through payroll deductions to the Plan in each Pay Period, at the Participant’s option as designated by the Participant, an amount equal to or between the following minimum and maximum amounts (in whole percentages only):

		(i)	a minimum of one percent (1%) of the Participant’s Basic Compensation; and

		(ii)	a maximum of six percent (6%) of the Participant’s Basic Compensation.

(b)

If a Participant is resident in Canada, a Participant shall be permitted to contribute Participant Shares and Vested Matching Shares (but not, for greater certainty, any Unvested Matching Shares) to such Participant’s RRSP Account. The Participant is solely responsible for ensuring that contributions made to the Plan do not exceed the maximum dollar limit under the Income Tax Act (Canada) for contributions to registered retirement savings plans. For greater certainty, neither the Company nor any Subsidiary nor the Trustee shall be responsible for any taxes or penalties that result from a breach of the maximum dollar limit under the Income Tax Act (Canada).

(c)

The Company or a Subsidiary, as agent of the Participant, shall make (or direct the Payroll Administrator to make) the payroll deductions required by the terms of the Plan and pay (or direct the Payroll Administrator to pay) the Participant’s contribution to the Trustee in accordance with Section 4.1(e) below, and the Company, its Subsidiaries and each Payroll Administrator is authorized by the Participant to do so by such Participant’s execution of an Election to Purchase Shares.

(d)

The Participant may change his or her contribution level twice in any 12 month period by filing a form with the Company, substantially in the form as set forth in Appendix B hereto, indicating the change to the Company, at least 30 days prior to the applicable effective date of such change.

(e)

On the last day of each Pay Period, the Company shall (or shall direct the Payroll Administrator to) forward all monies deducted from Participants by means of payroll deductions (as provided in Section 4.1 hereof), to the Trustee who shall hold such monies for the benefit of each of the Participants (subject to the provisions of Section 7 hereof). The Trustee shall maintain a separate Account or Accounts for each Participant to which shall be credited all of such Participant’s contributions.

4.2

Corporate Contribution. On the last Business Day of each month, the Company will issue to the Trustee that number of Matching Shares equal to fifty (50%) of the aggregate number of Participant Shares purchased by the Trustee on behalf of the Participants for such month. All Matching Shares so issued shall be held by the Trustee in a segregated account in trust for the Company (the “Company Trust Account”) until the first to occur of: (i) the end of the Vesting Period applicable to the Matching Shares prescribed by Section 7.2, or the death or Retirement of the Participant, in which event the Matching Shares and any Matching Assets attributable thereto shall be released and transferred to the Participant’s Account for the benefit of the Participant; and (ii) the forfeiture to the Company of the Matching Shares and any Matching Assets attributable thereto pursuant to Section 7.2, in which event the Participant shall have no further right or entitlement to the Matching Shares.

Notwithstanding the foregoing, any and all Unvested Matching Shares that are forfeited to the Company as contemplated by this Section 4.2 and Section 7.2 shall be available to the Company to satisfy its obligations pursuant to this Section 4.2.

4.3

Canadian Tax Treatment of Contributions. The Canadian tax ramifications for Participants participating in the Plan will depend on a number of factors, including whether or not a Participant elects to purchase Shares pursuant to the Plan in an RRSP Account. Participants should note that income tax laws are subject to change and such changes may affect the tax treatment of the Plan and the Participant’s individual tax treatment. Participants should consult their tax advisors to determine their individual tax treatment in connection with their participation in the Plan. The Corporation will withhold appropriate income taxes and other required withholdings on the basis of each Canadian Participant’s actual salary.

4.4

Costs and Expenses. The Company or its Subsidiaries shall pay all administration expenses in connection with the operation of the Plan, including, without limitation, all commissions for purchases of Shares. Commissions, taxes and all governmental or other charges in connection with sales, as well as all charges for or associated with any transfers, withdrawals or personal administrative requests, are payable by the Participant who orders the transaction for his or her Account.

5.	DIVIDEND AND INTEREST PAYMENTS AND VOTING RIGHTS

5.1

Dividends and Interest. Dividends on Shares will be allocated to the appropriate Accounts or the Company Trust Account, as applicable, by the Trustee upon receipt of such amounts by the Trustee. Cash dividends are reinvested in the Shares as soon as possible subject to available trading volumes. Contributions are withheld by the Trustee without interest or benefit accruing to the Participant. Any cash dividends declared on Unvested Matching Shares shall accrue to the benefit of the Company and shall be reinvested in Matching Shares on the next Matching Share purchase date and shall be available to the Company to satisfy its obligations contained in Section 4.2.

5.2

Reports and Voting. The Trustee will deliver to each Participant, as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its shareholders. There is no charge to the Participants for the Trustee’s retention of share certificates, or in connection with the notices, proxies or other such material. The full Shares in each Participant’s Account (but not, for greater certainty, any Unvested Matching Shares) shall be voted in accordance with such Participant’s signed proxy instructions duly delivered. In the absence of such instructions, the Shares will not be voted. In the alternative, the Trustee may sign a proxy granting a Participant a right to vote, on behalf of the Trustee, the Shares held by the Trustee in the Participant’s Account.

Unvested Matching Shares shall not be voted at any time that such Shares are held in the Company Trust Account.

6.	PURCHASE OF SHARES

6.1

Purchase of Participant Shares. On the last Business Day of each month, the Trustee shall pool all contributions received from the Participants during such month and shall forthwith, at the written direction of the Company, either:

(a) subscribe for and purchase from the Company such number of Participant Shares, at the Purchase Price, that those contributions can buy; or

(b)

purchase through a stock broker on the open market through the facilities of the Exchange such number of Participant Shares, at the price on the open market, that those contributions can buy; provided that if such purchase cannot be completed within fifteen (15) days, then the Trustee shall purchase the Participant Shares from the Company as provided for in Section 6.1(a) hereof.

Such direction by the Company to the Trustee shall be and remain effective until the Company provides a subsequent direction to the Trustee. The Company shall pay all brokers’ commissions, or similar fees, incurred in connection with any purchases of Shares by the Trustee. The Company shall have no control over the timing or price of Participant Shares purchased on the open market in accordance with Section 6.1(b).

6.2

Issuance of Matching Shares. On the last Business Day of each month, the Company shall issue to the Trustee such number of Matching Shares equal to fifty (50%) of the aggregate number of Participant Shares purchased by the Trustee pursuant to Section 6.1 above.

6.3

Share Certificates. Certificates or an applicable book entry representing the Shares purchased, issued or otherwise received by the Trustee pursuant to the Plan shall be registered in the name of the Trustee and shall be held by the Trustee for the benefit of the Company and the Participants in accordance with the terms of this Plan.

6.4

Crediting of Shares to Accounts. The monthly aggregate number of Shares purchased by the Trustee with the contributions made by the Participants shall be allocated by the Trustee to each Account of the Participants, in proportion to the contributions made by or on behalf of the Participant. The monthly aggregate number of Matching Shares issued by the Company to the Trustee shall be allocated by the Trustee to the Company Trust Account and recorded by the Trustee as being attributable to the Participant in respect to whom such Matching Shares were issued. Allocations of fractional shares shall be permitted.

Stock dividends, stock splits, or both, as applicable, in respect of Shares: (i) that are held in the Participant’s Account will be credited to the Account without charge; or (ii) that are held in the Company Trust Account will be credited to the Company Trust Account and recorded by the Trustee as being attributable to the Participant in respect to whom such Matching Shares were issued. Distributions of other securities (except pursuant to a merger, consolidation or other reorganization of the Company) and rights to subscribe may be sold and the proceeds will be handled in the same manner as a cash dividend.

7.	VESTING OF CONTRIBUTIONS

7.1	Participant Shares. All Participant Shares and Participant Assets shall be fully vested immediately upon receipt of such Shares or assets, as applicable, by the Trustee.

7.2

Forfeiture of Unvested Matching Shares. The Company issues the Matching Shares in order to induce the Participant to become and/or remain associated with the Company and its Subsidiaries and to work diligently for the success of the Company and its Subsidiaries, and as such, subject to Section 7.4, the Matching Shares will vest, if at all, only after a period of one (1) year has elapsed from the purchase by the Participant of the Participant Shares entitling the Participant to receive such Matching Shares (the “Vesting Period”) and then only during the period of the Participant’s Service to the Company. Accordingly, on the Cessation Date, all Unvested Matching Shares and Unvested Matching Assets shall be forfeited to the Company without any further action of the Participant, and any right or entitlement of the Participant to such Unvested Matching Shares and Unvested Matching Assets shall immediately cease and terminate.

Until the Matching Shares are released and transferred to the Participant’s Account at the end of the Vesting Period in accordance with Section 4.2, the Participant (or any successor in interest) shall not have any shareholder rights (including, without limitation, voting, dividend or liquidation rights) with respect to the Unvested Matching Shares or Unvested Matching Assets.

7.3

Termination of Service. On the termination of the Participant’s Service for any reason: (i) the Participant Shares and Participant Assets, and (ii) any and all Vested Matching Shares and Vested Matching Assets, shall be dealt with as provided in Section 9.

7.4

Change of Control. In the event of a Change of Control, the Board of Directors, in its sole discretion (but subject to obtaining the prior approval of the Exchange if required by the rules, regulations and policies of the Exchange) may, without any action or consent of the Participants, provide for: (a) the continuation of the Vesting Period with regard to the Unvested Matching Shares; (b) the substitution of Unvested Matching Shares for shares of the Acquirer; (c) the substitution of Unvested Matching Shares with a cash incentive program of the Acquirer; (d) the acceleration of the Vesting Period to a date prior to or on the date of the Change of Control; (e) the cancellation of all or any portion of the Unvested Matching Shares by a cash payment and/or other consideration receivable by the holders of Unvested Matching Shares as a result of the Change in Control equal to the Market Price of the Unvested Matching Shares on the date of the Change in Control; or (f) such other actions or combinations of the foregoing actions as it deems fair and reasonable in the circumstances.

8.	WITHDRAWALS, TRANSFERS, SALES AND SUSPENSIONS

8.1

Withdrawal, Transfer or Sale. At the end of any month and subject to prior express notice to the Company and the Trustee (such notice being in a form as determined by the Company and the Trustee), a Participant may withdraw, transfer or sell up to 100% of the Shares in such Participant’s Account (but not, for greater certainty, any Unvested Matching Shares); provided that during the previous twelve (12) calendar months such Participant has not made more than one other withdrawal, transfer or sale from the Plan. After obtaining approval from the Company for such withdrawal, transfer or sale, the Trustee shall satisfy such withdrawal, transfer or sale request by: (i) in the case of a withdrawal or transfer request, delivering all Shares (other than Unvested Matching Shares and other than fractional Shares) requested to be withdrawn or transferred by the Participant, held in the Participant’s Account, to the Participant or such third party as designated by the Participant, and (ii) in the case of a sale, by selling all Shares (other than Unvested Matching Shares and other than fractional Shares) requested to be sold by the Participant, held in the Participant’s Account, and distribute the cash proceeds to the Participant, less any commissions or fees, as applicable, provided that any such sale of Shares is in accordance with Section 14.2. No withdrawal or transfer of any cash amount in a Participant’s Account shall be permitted as part of a withdrawal or transfer of Shares from such Account pursuant to the provisions of this Section 8.1. The value of any fractional Shares requested to be withdrawn, transferred or sold shall be converted to cash by the Trustee and allocated to such Participant’s Account for payment to such Participant.

If a Participant makes two withdrawals, transfers or sales from the Plan in any twelve (12) month period pursuant to the provisions of Section 8.1 hereof, then such Participant shall be prohibited from making further contributions to, or withdrawals, transfers or sales from, the Plan (other than a withdrawal, transfer or sale of the remaining assets in such Participant’s Account upon termination of such Participant’s membership in the Plan as set forth in Section 10 hereof) until the first Business Day of the month following the first anniversary of such second withdrawal, transfer or sale. The form to be used by a Participant for the withdrawal, transfer or sale of Shares shall be substantially in the form as set forth in Appendix C hereto, which shall indicate, among other things, the number of Shares such Participant wishes to withdraw, transfer or sell and, in the case of a withdrawal or transfer, the particulars relating to the registration of the Shares that are to be delivered, if any.

Notwithstanding the foregoing, the Company, in its sole discretion, has the right to vary or amend the number of withdrawals, transfers or sales permitted by any Participant in accordance with this Section 8.1 based on extenuating circumstances or compassionate grounds. Such variance or amendment shall only apply to the Participant in question.

8.2

Suspension of Contributions. A Participant may elect at any time to suspend contributions to the Plan by giving at least thirty (30) days prior express written notice to the Company to that effect. During such period of suspension, the rights and obligations of such Participant, the Company and its Subsidiaries, and the Trustee shall remain in full force and effect. A Participant who has suspended contributions under this Section 8.2 may resume contributions to the Plan on a subsequent date by express written notice to the Company to that effect at least thirty (30) days prior to such date. The form to be used by a Participant for such a suspension shall be substantially in the form as set forth in Appendix D hereto. The form to be used by a Participant to resume contributions to the Plan shall be substantially in the form as set forth in Appendix E hereto.

9.	DISTRIBUTION ON RETIREMENT, TERMINATION OF EMPLOYMENT OR DEATH

9.1

Termination of Employment or Retirement of Participant. A Participant whose Service is terminated for any reason other than death, or a Participant who retires, must withdraw or otherwise transfer all of the Participant Shares, Participant Assets, Vested Matching Shares and Vested Matching Assets in the Participant’s Account within ninety (90) days of such termination of Service (for greater certainty, the number of Vested Matching Shares to be released to the Participant under this Section 9.1 shall be determined as of the date the actual notice of termination of Service is given by the Corporation to the Participant without reference to any “notice period” or “severance period” or any other period after the date that actual notice of termination of Service is given) or retirement. In the absence of specific instructions as to the method of distribution or transfer within the said ninety (90) day period, the Trustee will sell all of the Shares in the Participant’s Account (other than any Unvested Matching Shares and other than any fractional Shares), distribute the cash proceeds to the Participant, less any commissions, fees and withholding taxes, as applicable, provided that any such sale of Shares is in accordance with Section 14.2, and deregister the RRSP Account, if applicable.

9.2

Death of Participant. Following the death of a Participant, the Shares and other assets in such Participant’s Account will be distributed by the Trustee to such Participant’s estate or Account beneficiary, if any. The distribution shall be made by the Trustee in accordance with the written instructions of the legal representative of the Participant’s estate (provided that the Trustee has been provided with all relevant supporting documentation that it customarily requires) or by the Account beneficiary by:

	(a)	the delivery of all Shares (other than any fractional Shares) and any cash held in the Participant’s Account;

	(b)	the distribution of cash realized from the sale of such Shares by the Trustee;

	(c)	a transfer to another registered retirement savings plan, if permitted by law; or

	(d)	a combination thereof.

The value of any fractional Shares shall be distributed in cash in an amount equal to the fraction multiplied by the Market Price on the Business Day prior to the date of payment. If the legal representative of the Participant’s estate or Account beneficiary fails to make an election within ninety (90) days of the Participant’s death, then the Trustee shall make delivery in accordance with the provisions set forth in Section 9.2(a) above.

9.3	Notifications to Trustee. The Company shall notify the Trustee in writing upon the Retirement, termination of employment or death of a Participant.

10.	DISTRIBUTION OF BENEFITS ON TERMINATION OF MEMBERSHIP

10.1

Cancellation of Participation. A Participant may cancel his or her Election to Purchase Shares at any time by express notice of cancellation delivered to and receipted for by the Company and the Trustee (such notice being in a form as determined by the Company and the Trustee). Upon receipt of such notice of cancellation, the Trustee shall return to the Participant the appropriate portion of the Participant’s Account in the manner set out in Section 9.1 hereof. Payment thereof shall constitute a discharge of the Company’s and its Subsidiaries’ obligations to the Participant under the Plan. If a Participant cancels his or her Election to Purchase Shares under the Plan, then the Participant shall not be entitled to rejoin or otherwise participate in such Plan until the first anniversary of such cancellation. The form to be used by a Participant to cancel his or her Election to Purchase Shares shall be substantially in the form as set forth in Appendix F hereto.

11.	AMENDMENT OR TERMINATION OF PLAN

11.1

Amendment or Termination. The Company reserves the right to discontinue use of payroll deductions at any time such action is deemed advisable, in its sole discretion. The Plan may be amended, altered or discontinued by the Company at any time, subject to obtaining: (i) any necessary approval of any applicable regulatory authority including, without limitation, the Exchange if the Shares are listed on the Exchange or any other stock exchange or market on which the Shares are then listed or admitted to trading; and (ii) if required by the rules of the Exchange if the Shares are listed on the Exchange, the approval of the shareholders of the Company in accordance with the rules, regulations and policies of the Exchange at a duly constituted meeting of shareholders (“Shareholder Approval”). Notwithstanding the foregoing, the following amendments to the Plan may be made by the Board without Shareholder Approval:

(a)

amendments of a technical, clerical or “housekeeping” nature, or to clarify any provision of the Plan, including without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the Plan or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan;

	(b)	suspension or termination of the Plan;

(c)

amendments to respond to changes in legislation, regulations, instruments (including NI 45- 106), stock exchange rules (including the rules, regulations and policies of the Exchange) or accounting or auditing requirements;

	(d)	amendments respecting administration of the Plan;

	(e)	any amendment to the definition of “Employee”;

	(f)	any amendment to the definition of “Subsidiary”;

	(g)	changes to the vesting provisions for any outstanding Unvested Matching Shares;

	(h)	amendments to the Participant contribution provisions of the Plan;

	(i)	amendments to the withdrawal and suspension provisions of the Plan;

	(j)	amendments to the number or percentage of Matching Shares contributed by the Company;

	(k)	amendments to the termination provisions of the Plan;

	(l)	adjustments to reflect stock dividends, stock splits, reverse stock splits, share combinations or other alterations of the capital stock of the Company; and

	(m)	any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the Exchange).

Shareholder Approval will be required for the following types of amendments:

(i)

amendments to the number of Shares issuable under the Plan, including an increase to the fixed maximum number of Shares or a change from a fixed maximum number of Shares to a fixed maximum percentage; and

(ii)	amendments required to be approved by shareholders under applicable law (including, without limitation, the rules, regulations and policies of the Exchange).

In the event of any conflict between subsections (a) to (m) and subsections (i) to (ii), above, the latter shall prevail to the extent of any conflict.

In the event of any amendment or termination of the Plan in accordance with this Section 11, such amendment or termination will not result in the forfeiture of any funds deducted from the Basic Compensation of any Participant, or any dividends or other distributions in respect of the Participant Shares, effective before the effective date of amendment or termination of the Plan. In the event of any termination: (i) each Participant shall be entitled to 100% of the Participant Shares, Participant Assets, Vested Matching Shares and Vested Matching Assets in the Participant’s Account as of the date of such termination, which shall be distributed to each Participant within ninety (90) days following termination of the Plan; and (ii) any and all Unvested Matching Shares and Unvested Matching Assets as of the date of such termination shall with no further action of the Participant be immediately forfeited to the Company, and the Participant shall have no further right or entitlement with respect thereto. Notwithstanding the foregoing, in the event of any termination of the Plan, the Board of Directors shall have the option, at their sole discretion, to provide for an accelerated vesting of any Shares that would be Unvested Matching Shares on the date of such termination of the Plan.

12.	TRUSTEE

12.1

The Company shall designate the Trustee to open and maintain Accounts for the benefit of the Participants and the Company Trust Account and to arrange for purchases of the Participant Shares and receipt of the Matching Shares. The Company may, in its discretion, substitute another corporation as Trustee under the Plan and the Trustee may terminate its services, provided such substitution or termination, as the case may be, shall be on ninety (90) days notice given by the party effecting the action.

12.2

The Trustee is authorized and directed by the Company and the Participants to purchase Participant Shares and receive Matching Shares, provided that the Trustee has been provided with the contributions and necessary payroll information. The Trustee agrees to make such purchases of Participant Shares as soon as such contributions are received, and if such Participant Shares are being purchased on the open market subject to the trading volume of the Shares. Participant Shares shall be allocated absolutely, and Matching Shares shall be allocated subject to the terms and provisions of the Plan (including without limitation Section 7.2 hereof) by the Trustee to such Participant’s Account or the Company Trust Account, as applicable.

12.3

The Trustee shall maintain an Account for each Participant showing a record of the assets held in each such Participant’s Account under the Plan, and the interest accrued thereon, if any. The Trustee shall furnish to the Participants a summary by way of a password-protected web-page containing the following information:

	(a)	the total amount of the contributions made by such Participant;

	(b)	the number of Shares in such Participant’s Account; and

	(c)	the number of Matching Shares in the Company Trust Account attributable to the Participant.

Each such statement shall be deemed to have been accepted by the Participant as correct unless written notice to the contrary shall have been received by the Trustee within three (3) months of the date of such statement.

12.4

The Trustee shall be protected in acting and relying upon any written notice, certificate, confirmation, request, waiver, consent, receipt, statutory declaration or other paper or document (collectively referred to as the “Documents”) furnished to it and signed by any person required to or entitled to execute and deliver to the Trustee any such Documents in connection with any action or omission of the Trustee hereunder, not only as to its due execution and the validity and effectiveness of the Documents’ provisions, but also as to the truth and accuracy of any information therein contained, which the Trustee in good faith believes to be genuine.

12.5	No amendment, change or modification to the Plan shall be made which will, without the Trustee’s consent, alter the duties of the Trustee under the Plan.

13.	ADMINISTRATION

13.1	The Trustee shall act on behalf of the Company and its Subsidiaries in the day-to-day administration of the Plan.

13.2

Subject to the provisions of the Plan, the Company shall be authorized to interpret the Plan and to establish, amend and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The Company may correct any defect, supply any omission and reconcile any inconsistency in the Plan and, to the extent it shall be deemed desirable by the Company, to carry it into effect. The determinations of the Company in the administration of the Plan, as described herein, shall be final and conclusive. The Company shall provide the Trustee with written notice of any amendments or changes to the Plan as described herein.

14.	MARKET FLUCTUATION AND SELLING OF SHARES

14.1

THERE IS NO GUARANTEE UNDER THE PLAN AGAINST LOSS OF VALUE OF THE SHARES. IN SEEKING THE BENEFITS OF PARTICIPATION IN THE PLAN, AN EMPLOYEE MUST ACCEPT THE RISK OF A DECLINE IN THE MARKET PRICE OF THE SHARES AND THE TOTAL LOSS OF HIS OR HER INVESTMENT IN THE SHARES. Neither the Company nor its Subsidiaries nor the Trustee will bear any responsibility for any loss that may occur as a result of such market fluctuation or otherwise. Neither the Company nor its Subsidiaries nor the Trustee makes any representation or warranty that the Shares are suitable investments for any particular eligible Employee. Subject to Section 6, any purchase or sale of the Shares or any other security by the Trustee provided for in this Plan may be at such price or prices and at such time or times for the purchase or sale of such Shares or securities, as are readily available on the Exchange. Subject to Section 6, neither the Trustee nor the Company nor its Subsidiaries shall be liable for the failure to purchase or sell the Shares or any other securities at any particular price, time or at all.

14.2

Issuance and Selling of Shares. No Shares issued to the Participant, or on behalf of the Participant, may be sold by the Participant, or on behalf of the Participant, unless such sale is in accordance with all applicable securities laws and the Company’s insider trading policy in effect from time to time. Accordingly, the Trustee shall obtain the approval of the Company for each sale by or on behalf of a Participant to ensure compliance with all applicable securities laws and the Company’s insider trading policy.

15.	MISCELLANEOUS PROVISIONS

15.1	The fiscal year of the Plan shall coincide with the Company’s fiscal year end.

15.2

Subject to Section 12.5, the Company reserves the right, at any time, to make rules regarding the interpretation, implementation and organization of the Plan, to prescribe, modify, amend or rescind the provisions of this Plan or to suspend this Plan; provided that no prescription, modification, amendment, rescission or suspension shall deprive a Participant of benefits vested in the Participant under the Plan or divert the use of the funds in the Accounts for purposes other than the exclusive benefit of the Participants.

15.3	Participants shall provide to the Company, its Subsidiaries and the Trustee any information that might be required of them in the administration of this Plan.

15.4

Neither this Plan nor any Trustee agreement entered into between the Company and the Trustee pursuant to this Plan shall give any Employee the right to be employed, or to continue to be employed, by the Company or any of its Subsidiaries.

15.5

No right or interest of any Participant in or under this Plan shall be subject to assignment, sale, transfer, pledge, encumbrance or charge, in whole or in part, either directly or by operation of law or otherwise in any manner otherwise than by death or mental incompetency, and shall be exercisable, during the Participant’s lifetime, only by the Participant. No attempted assignment, sale, transfer, pledge, encumbrance or charge thereof shall be effective and any attempt to do so shall be void. Any attempt to violate the provisions of this Section 15.5 shall be deemed a decision by the Participant to terminate participation in this Plan whereupon all of the Employee’s contributions credited to a violating Participant’s Account shall be immediately refunded to the Participant and all contributions to the Company Trust Account attributable to the Participant shall be forfeited to the Company, and the Participant shall no longer be considered a participant in the Plan. The Company shall notify the Trustee in writing of the need for such a refund.

15.6

No Shares shall be issued under the Plan at any time to any Insider if such issuance, together with all of the Company’s previously established or proposed Share Compensation Arrangements, including the Plan, could result, at any time, in:

(a)

the number of Shares issued to Insiders pursuant to the Plan, together with all of such other Share Compensation Arrangements, within any one (1) year period exceeding ten percent (10%) of the issued and outstanding Shares; or

	(b)	the number of Shares issuable to Insiders at any time pursuant to the Plan and all such other Share Compensation Arrangements exceeding ten percent (10%) of the issued and outstanding Shares.

15.7

No Participant or any other person shall have any right in or to any part of the corpus or income of the Accounts of the Plan, or any part of the assets thereof (including, without limitation, the assignment of any part of the Plan as a pledge or collateral for any loan or debt), except as and when and to the extent expressly provided by the Plan.

15.8

Participation in the Plan will not give any Participant any right or claim to any payment except as such payment is provided for under the provisions of the Plan and only to the extent that assets are available in the hands of the Trustee for the making of such payment and to the extent provided for in the Plan.

15.9	Any act or matter to be taken or decided by the Company under the Plan may be taken by or decided by the Board of Directors or the Company unless otherwise expressly set forth in this Plan.

15.10

The laws of the Province of British Columbia shall apply to this Plan, any amendments thereto, and the administration thereof, and all rights and obligations thereunder shall be determined in accordance with such laws and according to such Province.

15.11

Any purchase, sale or offering of Shares under the Plan shall be made on the express condition that an application to purchase Shares may not be made, nor may the purchase of any Shares thereunder be effected, under circumstances which would constitute a violation of any applicable securities or other law or regulation or any listing requirement, by-law or regulation of the Exchange or any other stock exchange on which the Shares are listed. The operation of the Plan may be suspended at any time, in the discretion of the Company, if necessary to ensure compliance with any applicable securities or other law or regulation or any listing requirement, by-law or regulation of the Exchange or any other stock exchange on which the Shares are listed or proposed to be listed. The Shares under the Plan may not be offered, sold, transferred, pledged hypothecated or otherwise assigned in the United States or any other jurisdiction unless pursuant to an available exemption under applicable securities laws. The Shares under the Plan have not been registered under the United States Securities Act of 1933, as amended, nor qualified under or pursuant to the securities or “Blue Sky” laws of any state. The Company’s obligation to issue and deliver Shares is subject to the availability, on terms and conditions reasonably satisfactory to the Company, of an exemption from prospectus and registration requirements in respect of the issuance, sale and delivery of such Shares under applicable securities and “Blue Sky” laws.

15.12	The Plan is effective beginning on the Commencement Date and will terminate on the Expiry Date.

15.13

Nothing contained in this Plan shall restrict or limit or be deemed to restrict or limit the rights or power of the Board of Directors in connection with any allotment and issuance of any securities of the Company.

15.14

Any word contained herein importing gender shall include the masculine and feminine and neuter. All references in this Plan to the words “herein”, “hereby”, “hereto”, “hereof”, and words of similar import refer to this Plan as a whole and not to any particular Section, schedule or appendix unless otherwise stated or the context otherwise requires.

ADOPTED this ______day of _______________, 2008.

COUNTERPATH CORPORATION

By:
Name:
Title:

Appendix A – Form of Election to Purchase Shares
Employee Share Purchase Plan
effective __________________, 2008

To:	COUNTERPATH CORPORATION (the “Company”)
Attention: Trustee, Employee Share Purchase Plan

     The undersigned employee acknowledges that he/she has been advised by the Company of the Company’s employee share purchase plan (the “Plan”) that the undersigned is eligible to participate in the Plan and that the undersigned has received a copy of the Plan and has read and understands the terms of the Plan.

     The undersigned irrevocably accepts the terms, conditions and forms of the Plan and hereby elects to participate in the Plan and hereby directs and authorizes the Company to deduct from the undersigned’s salary, by way of payroll deduction on each Pay Period, the amount (the “Employee Contribution”) of _____% of the undersigned’s Participant’s Basic Compensation (minimum of 1% of the undersigned’s Participant’s Basic Compensation, maximum 6% of the undersigned’s Participant’s Basic Compensation, in whole percentages only). The Employee Contribution shall be used by the Trustee to purchase common shares (“Shares”) in the capital of the Company in accordance with the terms and subject to the conditions of the Plan.

     The undersigned hereby authorizes and directs the Trustee to purchase Shares on behalf of the undersigned in accordance with the terms of the Plan, and directs that the Shares be allocated by the Trustee to the Participant’s Account. In consideration of the Company establishing the Plan, the undersigned hereby irrevocably directs and authorizes the Trustee to carry out and perform the trusts created by the Plan and to hold the Shares purchased by the Trustee on behalf of the undersigned in accordance with the terms of the Plan and all of the rights, privileges and benefits conferred by the Plan for the benefit of the undersigned, on the terms and subject to the conditions contained in the Plan.

     In case of the undersigned’s death, the undersigned hereby designates that all assets then contained in the undersigned’s Account shall be distributed to ______________________as my beneficiary for such assets. The name of the trustee, if any, in the event such beneficiary is a minor child is _______________________.

     Whenever used herein, any words or terms not otherwise defined in this Election to Purchase Shares, but defined in the Plan, shall have the meanings ascribed thereto in the Plan.

DATED as of the ______day of ______________, 20_____.

(Witness)	(Signature of Employee)

(Please Print Name)

(Please Print Address)

Appendix B – Form of Instrument Changing Employee Contribution Level
Employee Share Purchase Plan
effective __________________, 2008

To:	COUNTERPATH CORPORATION (the “Company”)
Attention: Trustee, Employee Share Purchase Plan

     The undersigned employee hereby gives notice to, and directs, the Company to change the undersigned’s contribution to the Company’s employee share purchase plan (the “Plan”) to _______% of the undersigned’s Participant’s Basic Compensation (minimum of 1% of the undersigned’s Participant’s Basic Compensation, maximum 6% of the undersigned’s Participant’s Basic Compensation, in whole percentages only), to be calculated accordingly and deducted per Pay Period pursuant to the terms of such Plan.

     Whenever used herein, any words or terms not otherwise defined in this Instrument Changing Employee Contribution Level, but defined in the Plan, shall have the meanings ascribed thereto in the Plan.

DATED as of the ______day of ______________, 20_____.

(Witness)	(Signature of Employee)

(Account Number)	(Please Print Name)

(Please Print Address)

Appendix C – Form of Withdrawal, Transfer or Sale of Shares
Employee Share Purchase Plan
effective __________________, 2008

To:	COUNTERPATH CORPORATION (the “Company”),
Attention: Trustee, Employee Share Purchase Plan

In connection with the Company’s employee share purchase plan (the “Plan”) and pursuant to the terms of the Plan, the undersigned employee hereby requests to:

[ ]	(1)	withdraw ________ Shares from the undersigned’s account and register such Shares in the undersigned’s name and delivered to the undersigned’s address below;

[ ]	(2)	transfer ________ Shares from the undersigned’s account to________________ , registered as follows ________________________________;

[ ]	(3)	sell ________ Shares from the undersigned’s account and forward the proceeds (net of fees, commissions and withholding taxes) to the undersigned by cheque at the address below;

[ ]	(4)	sell ________ Shares from the undersigned’s account and transfer the proceeds (net of fees and commissions) to another RRSP Account as set out below; and

[ ]	(5)	transfer ________ Shares from the undersigned’s account to another RRSP Account as set out below.

For requests to transfer Shares or cash to another financial institution:

Institution Name:

Institution Address:

Contact Name:

Contact Phone Number:

CUID:

RRSP Account Details:

Account Number:

In the past 12 months, this withdrawal, transfer or sale is my:

First

Second	(I understand that I am restricted from making further contributions to, or withdrawals, transfers or sales from, the Plan for a period of 12 months from the date of this withdrawal, transfer or sale)

Third	(I understand that I must terminate my membership in the Plan with this withdrawal, transfer or sale)

Whenever used herein, any words or terms not otherwise defined in this Withdrawal, Transfer or Sale of Shares, but defined in the Plan, shall have the meanings ascribed thereto in the Plan.

DATED as of the ______day of ______________, 20_____.

(Witness)	(Signature of Employee)

(Account Number)	(Please Print Name)

(Please Print Address)

The Company hereby authorizes the above withdrawal, transfer or sale by the Trustee.

COUNTERPATH CORPORATION

Per:
Name:
Title:

Appendix D – Form of Instrument Suspending Contributions
Employee Share Purchase Plan
effective __________________, 2008

To:	COUNTERPATH CORPORATION (the “Company”)
Attention: Trustee, Employee Share Purchase Plan (the “Plan”)

     The undersigned employee hereby elects to suspend the undersigned’s contributions to the Plan until further notice, pursuant to the terms of the Plan.

DATED as of the ______day of ______________, 20_____.

(Witness)	(Signature of Employee)

(Account Number)	(Please Print Name)

(Please Print Address)

Appendix E – Form of Instrument Resuming Contributions
Employee Share Purchase Plan
effective __________________, 2008

To:	COUNTERPATH CORPORATION (the “Company”)
Attention: Trustee, Employee Share Purchase Plan (the “Plan”)

     The undersigned employee hereby requests to resume the undersigned’s contribution to the Company’s employee share purchase plan (the “Plan”) in an the amount of ______% of the undersigned’s Participant’s Basic Compensation (minimum of 1% of the undersigned’s Participant’s Basic Compensation, maximum 6% of the undersigned’s Participant’s Basic Compensation, in whole percentages only), pursuant to the Plan.

     Whenever used herein, any words or terms not otherwise defined in this Instrument Resuming Contributions, but defined in the Plan, shall have the meanings ascribed thereto in the Plan.

DATED as of the ______day of ______________, 20_____.

(Witness)	(Signature of Employee)

(Account Number)	(Please Print Name)

(Please Print Address)

Appendix F – Form of Instrument Cancelling Participation
Employee Share Purchase Plan
effective __________________, 2008

To:	COUNTERPATH CORPORATION (the “Company”)
Attention: Trustee, Employee Share Purchase Plan (the “Plan”)

     The undersigned employee hereby gives notice to, and directs, the Company to cancel the undersigned’s Election to Purchase Shares and the undersigned’s participation in the Plan, pursuant to the terms of the Plan.

     The undersigned hereby directs the Company and the Trustee to forward the assets in my account to which I am entitled pursuant to the terms of the Plan as follows:

[ ]	(1)
Please forward a share certificate to me, registered in my name as set forth below, for all of the Shares in my Account to which I am entitled. I understand that any fractional shares in my account will be converted to cash and forwarded to me, with any cash in my account, by cheque.

[ ]	(2)
Please transfer all of the Shares in my account to which I am entitled to _____________________________________ , at the following address, _______________________________________________________________________________ registered as follows _________________________________.  I understand that any fractional shares in my account will be converted to cash and forwarded to me, with any cash in my account, by cheque.

[ ]	(3)	Please sell all of the Shares in my account to which I am entitled and forward the proceeds (net of fees and commissions) to me by cheque.

DATED as of the ______day of ______________, 20_____.

(Witness)	(Signature of Employee)

(Account Number)	(Please Print Name)

(Please Print Address)